Exhibit (c)(2)

The Conflicts Committee of the Board of Directors of Tallgrass Energy GP, LLC Discussion Materials October 15, 2019
Preliminary Draft –Subject to Change Table of Contents Section Executive Summary I TGE Situation Analysis II Overview of TGE III A. Overview of Pony Express B. Overview of Rockies Express C. TGE Identified Growth Projects D. TGE Financial Projections Valuation of TGE Shares IV Appendix A. Weighted Average Cost of Capital

These materials have been prepared by Evercore Group L.L.C. (“Evercore”) for the Conflicts Committee of the Board of Directors (the “Conflicts Committee”) of Tallgrass Energy GP, LLC, the general partner of Tallgrass Energy, LP (“TGE” or the “Partnership”), to whom such materials are directly addressed and delivered and may not be used or relied upon for any purpose other than as specifically contemplated by a written agreement with Evercore. These materials are based on information provided by or on behalf of the Partnership and/or other potential transaction participants, from public sources or otherwise reviewed by Evercore. Evercore assumes no responsibility for independent investigation or verification of such information and has relied on such information being complete and accurate in all material respects. To the extent such information includes estimates and forecasts of future financial performance prepared by or reviewed with the management of the Partnership and/or other potential transaction participants or obtained from public sources, Evercore has assumed that such estimates and forecasts have been reasonably prepared on bases reflecting the best currently available estimates and judgments of such management (or, with respect to estimates and forecasts obtained from public sources, represent reasonable estimates). No representation or warranty, express or implied, is made as to the accuracy or completeness of such information and nothing contained herein is, or shall be relied upon as, a representation, whether as to the past, the present or the future. These materials were designed for use by specific persons familiar with the business and affairs of the Partnership . These materials are not intended to provide the sole basis for evaluating, and should not be considered a recommendation with respect to, any transaction or other matter. These materials have been developed by and are proprietary to Evercore and were prepared exclusively for the benefit and internal use of the Conflicts Committee of the Partnership. These materials were compiled on a confidential basis for use by the Conflicts Committee of the Partnership in evaluating the potential transaction described herein and not with a view to public disclosure or filing thereof under state or federal securities laws, and may not be reproduced, disseminated, quoted or referred to, in whole or in part, without the prior written consent of Evercore. These materials do not constitute an offer or solicitation to sell or purchase any securities and are not a commitment by Evercore (or any affiliate) to provide or arrange any financing for any transaction or to purchase any security in connection therewith. Evercore assumes no obligation to update or otherwise revise these materials. These materials may not reflect information known to other professionals in other business areas of Evercore and its affiliates. Evercore and its affiliates do not provide legal, accounting or tax advice. Accordingly, any statements contained herein as to tax matters were neither written nor intended by Evercore or its affiliates to be used and cannot be used by any taxpayer for the purpose of avoiding tax penalties that may be imposed on such taxpayer. Each person should seek legal, accounting and tax advice based on his, her or its particular circumstances from independent advisors regarding the impact of the transactions or matters described herein.
I. Executive Summary

Executive Summary Overview of the Materials ï® Evercore Group L.L.C. (“Evercore”) is pleased to provide the materials herein to the Conflicts Committee of the Board of Directors (the “Conflicts Committee”) of Tallgrass Energy GP, LLC (“TGE GP” or the “General Partner”), the general partner of Tallgrass Energy, LP (“Tallgrass”, “TGE” or the “Partnership”), regarding the proposed acquisition by Blackstone Infrastructure Partners (“Blackstone” or “BIP”), its partners and respective affiliates (collectively, the “Blackstone Consortium”) of all Class A shares representing limited partner interests in the Partnership (each, a “Class A Share”) from the current holders of such shares other than Class A Shares held by the Blackstone Consortium, the General Partner or their respective affiliates (the “Proposed Transaction”), in exchange for $19.50 in cash per Class A Share (the “Proposed Consideration”) ï,„ On August 27, 2019, the Blackstone Consortium proposed to acquire the unaffiliated Class A Shares at a price of $19.50 per share • Represents a 35.9% premium to the closing price of the Class A Shares on August 27, 2019 and a 6.5% premium to TGE’s 30-day volume-weighted average price (“VWAP”) as of August 27, 2019 ï® The materials herein review the Proposed Transaction, including the following: ï,„ An executive summary, including an overview of the Proposed Transaction detailing summary proposed terms, an overview of the Partnership’s current summary organizational structure and ownership, an analysis of financial metrics implied by the Proposed Transaction and certain issues for consideration by the Conflicts Committee ï,„ An overview of TGE’s current market situation and a review of TGE’s price performance following the merger of Tallgrass Energy GP, LP (“TEGP”) and Tallgrass Energy Partners, L.P. (“TEP”) on June 30, 2018 (the “MLP Buy-In”) ï,„ A review of TGE’s assets by segment including: (i) a review of the financial projections for TGE as provided by Partnership management (the “TGE Financial Projections”); (ii) a review of the assumptions utilized by Partnership management in deriving such financial projections and (iii) overviews of Rockies Express Pipeline, LLC (“REX” or “Rockies Express”) and Tallgrass Pony Express Pipeline, LLC (“PXP” or “Pony Express”) ï,„ A preliminary valuation of the TGE shares
Executive Summary Overview of Proposed Transaction Evercore has been asked by the Conflicts Committee, whether, in Evercore’s opinion, as of the date of the Opinion opinion, the Proposed Consideration is fair, from a financial point of view, to the unaffiliated holders of Requested: Class A Shares ï® Tallgrass Energy, LP Counterparties ï® Blackstone Infrastructure Partners, its partners and respective affiliates ï® The Blackstone Consortium to acquire all publicly owned Class A Shares from the holders of such Proposed shares other than Class A Shares held by the Blackstone Consortium, the General Partner or their Transaction respective affiliates Summary ï® TGE will cease to be a publicly traded partnership ï® Holders of Class A Shares other than the Blackstone Consortium, the General Partner and their Consideration respective affiliates (the “Unaffiliated Class A Shareholders”) will receive $19.50 in cash for each Class A Share held ï® Requires approval of the Conflicts Committee ï® Requires approval from over 50.0% of TGE shareholders, including both Class A Shares and the Class B shares, which hold 100% of the voting power of Tallgrass Energy Holdings, LLC and are exchangeable, together with an equivalent number of Tallgrass Equity, LLC (“Tallgrass Equity”) units, Timing and Approvals for Class A Shares (the “Class B Shares”), owned by the Blackstone Consortium, TGE management and their respective affiliatesï® The Blackstone Consortium owns 100% of the membership interest in Tallgrass Energy Holdings, LLC ï® Requires a minimum of 5.3% of the Unaffiliated Class A Shareholders to approve Otherï® The Proposed Transaction is structured to be taxable to the Unaffiliated Class A Shareholders Source: TGE management and company filings 2

Executive Summary Summary TGE Organizational Structure Blackstone 100% Tallgrass Energy Holdings, LLC 2 Membership Consortium Interest (“Holdings”) TGE Public Investors 100% Membership Interest Tallgrass Energy GP, LLC 23,652,463 Class A Shares 100,655,121 Class B Shares TGE Management General Partner Interest: 152,334,868 Class A Shares 124,307,584 Total Shares (“Management Not entitled to distributions from TGE 54.15% TGE interest 44.19% TGE interest Member”)2,3 Tallgrass Energy, LP (“TGE”) Market Cap1: $5,464 million 3,210,085 Class A Shares 1 1,481,754 Class B Shares Net Debt : $3,428 million Credit Rating: BB+ / Ba2 4,691,839 Total Shares 1.67% TGE interest 179,197,416 Tallgrass Equity Units Proposed Target Entity 63.70% controlling and economic interest 102,136,875 Tallgrass Equity Units 36.30% non-controlling and Tallgrass Equity, LLC economic interest (“Tallgrass Equity”) 100% Limited Partner Interest Tallgrass Energy Partners, LP (“TEP”) Tallgrass Energy Finance Corp. Tallgrass MLP Operations, LLC Natural Gas Transportation Crude Oil Transportation Gathering, Processing and Terminalling 100% 100% 75% 100% 100% 100% 100% 100% 100% 100% 100% TIGT TPC REX Tallgrass Tallgrass PXP PRG TMID Tallgrass BNN Stanchion Trailblazer Rockies NatGas Operations, Terminals Stanchion Tallgrass Tallgrass Pony Powder River Tallgrass BNN Water Interstate Gas Pipeline Express Tallgrass LLC Express Gateway, LLC Midstream, Solutions, LLC Energy, LLC Tallgrass Transmission, Company LLC Pipeline, LLC NatGas LLC Pipeline, LLC Terminals, LLC LLC Operator, LLC Source: FactSet and company filings 1. Market data as of October 11, 2019 2. Limited Voting Rights, Exchange Right: One Tallgrass Equity unit and one Class B Share exchangeable for one Class A Share 3. Class B Shares redeemed from Tallgrass KC, LLC by TGE management following Blackstone’s acquisition of TGE interest held by Kelso & Co., The Energy & Minerals Group and Tallgrass KC, LLC announced on January 31, 2019 3
Executive Summary The Blackstone Consortium’s Investment in Tallgrass ($ in millions) Transaction Overview Pro Forma Leverage ï® On January 31, 2019, the Blackstone A Blackstone, GIC, Aï® Blackstone HoldCo $1,155 Term Loan 2 Consortium and Tallgrass announced and Other Investors (~44% Interest in TGE) Blackstone had entered into an agreement with 100% Membership Interest affiliates of Kelso & Co., The Energy & Minerals Tallgrass Energy Holdings, LLC 21,751,018 Class A Sharesï,„ Debt: $1,155 Group and Tallgrass KC, LLC to acquire 100% (“Holdings”) 100,655,121 Class B Shares 43.55% limited partner of the membership interest in TGE’s general 100% Membership Interest interestï,„ Leverage: ~4.2x5 partner as well as approximately 44% of the TGE PUBLIC TALLGRASS ENERGY GP, LLC limited partner interests in TGE for cash INVESTORSï,„ CFR/CCR: B1 / B+ consideration of approximately $3.2 billion General Partner Interest: 153,949,530 Class A Not entitled to distributions from TGE Shares 55.78% limited Bï® Tallgrass Energy ï,„ The Blackstone Consortium acquired partner interest Partners, LP 122,406,139 Class B Shares for $26.25 per 3,210,085 Class A Shares TALLGRASS ENERGY, LP 1,481,754 Class B Shares share, representing a 9.4% premium to 1.67% limited partner interestï,„ Debt: $3,2066 TGE’s prior day closing price1 153,949,530 Tallgrass Equity Units 55.78% controlling and economic interest Management Memberï,„ Leverage: ~3.5x • Prior to closing, Tallgrass KC, LLC 122,406,139 Tallgrass Equity converted 21,751,018 Class B Shares TALLGRASS EQUITY, LLC Units 43.55% controlling and ï,„ CFR/CCR: Ba2 / BB+ and Tallgrass Equity Units into economic interest 21,751,018 Class A Shares, which were 100% Membership Interest3 acquired by the Blackstone Consortium1 B Cï® Rockies Express RCF due 2022 7 TALLGRASS ENERGY 4.75% Notes due 2023 Pipeline LLC • TGE management retained 1,481,754 PARTNERS, LP 5.50% Notes due 2024 5.50% Notes due 2028 6 Class B Sharesï,„ Debt: $2,018ï,„ Implied TGE enterprise value of TALLGRASS MLP TALLGRASS ENERGY approximately $10.6 billion OPERATIONS, LLC FINANCE CORP.ï,„ Leverage: 2.97x C RCF due 2020 ï® The transaction closed on March 11, 2019 OPERATING 5.625% Notes due 2020ï,„ CFR/CCR: Ba1 / SUBSIDIARIES4 7.500% Notes due 2038 Source: Company filings 6.875% Notes due 2040 BBB- 1. 1,901,445 additional Class A Shares issued to BX subsequent to the transaction 2. Certain of the minority investors holding Class B Shares and Tallgrass Equity Units do not own membership interests in Holdings 3. Includes (i) a 99.9% limited partner interest held directly by Tallgrass Equity, (ii) a 0.1% limited partner interest held indirectly through Tallgrass Equity Investments, LLC and (iii) a general partner interest held indirectly through TEP GP 4. TGE, the managing member of Tallgrass Equity, and Tallgrass Equity, the sole member of TEP’s general partner, are not guarantors of the 2023 Notes, the 2024 Notes, the 2028 Notes or the revolving credit facility. In addition, partially owned subsidiaries and their direct and indirect subsidiaries are not guarantors of the 2023 Notes, the 2024 Notes, the 2028 Notes or the revolving credit facility 5. Based on TGE 2019E dividend per share of $2.18 and $274.2 million in dividends to Blackstone HoldCo 6. As of December 31, 2018 7. Rockies Express is unconsolidated at TGE 4

Executive Summary Overview of TGE Management’s Side Letter ï® On January 30, 2019, Prairie GP Acquiror LLC entered into an agreement (the “Management Side Letter”) with certain members of management (each, a “Management Member”) providing rights to the Management Member in the event of a take-private transaction Management Side Letter Key Terms ï® Management Member is subject to a one-year Lockup Period beginning on the closing date, March Lockup Period 11, 2019 ï® In the event of a take-private transaction by the Blackstone Consortium, the Management Member In the Event of a Take-can sell at the higher of (i) the Proposed Consideration offered to the Unaffiliated Class A Private Transaction Shareholders or (ii) $26.25 per Class A Share and Class B Share ï® The Management Member has the opportunity to elect to accept the cash consideration or to Roll-Over Interests convert/exchange/roll-over interests into the privately owned Tallgrass entity on to-be-negotiated terms ï® In the event that a take-private transaction has not occurred by the end of the Lockup Period, the Expiration Blackstone Consortium will pay $3.82 per Class A Share and Class B Share to the Management Member within five business days following the expiration ï® During the Lockup Period, the Management Member must vote any and all Class A and Class B Voting Shares held by such Management Member in a manner consistent with the recommendation of the Board of Directors of TGE GP ï® The Management Member agrees that it will not engage in any activities that compete with Tallgrass Non-Competition in designated businesses and areas effective until June 30, 2020 Source: Company filings 5
Executive Summary Overview of the Proposed Consideration ($ in millions, except per share amounts) Adjusted Proposed Management Management Consideration Side-Letter1 Side-Letter Consideration per Share $19.50 $20.50 $21.50 $22.43 $23.50 $24.50 $25.50 $26.25 $26.50 Implied Premium / (Discount): TGE Unaffected Share Price as of 8/27/19 ($14.35) 35.9% 42.9% 49.8% 56.3% 63.8% 70.7% 77.7% 82.9% 84.7% TGE Current Share Price as of 10/11/19 ($19.42) 0.4% 5.6% 10.7% 15.5% 21.0% 26.2% 31.3% 35.2% 36.5% 10-Day VWAP as of 8/27/19 ($15.52) 25.6% 32.1% 38.5% 44.5% 51.4% 57.8% 64.3% 69.1% 70.7% 20-Day VWAP as of 8/27/19 ($16.77) 16.3% 22.3% 28.2% 33.8% 40.2% 46.1% 52.1% 56.6% 58.1% 30-Day VWAP as of 8/27/19 ($18.30) 6.5% 12.0% 17.5% 22.5% 28.4% 33.9% 39.3% 43.4% 44.8% Total Shares Outstanding 281.3 281.3 281.3 281.3 281.3 281.3 281.3 281.3 281.3 Implied Offer Value (100.0% Basis) $5,486.0 $5,767.4 $6,048.7 $6,310.3 $6,611.4 $6,892.7 $7,174.0 $7,385.0 $7,455.4 Plus: Long Term Debt 3,437.5 3,437.5 3,437.5 3,437.5 3,437.5 3,437.5 3,437.5 3,437.5 3,437.5 Less: Cash (9.4) (9.4) (9.4) (9.4) (9.4) (9.4) (9.4) (9.4) (9.4) Transaction Value $8,914.1 $9,195.4 $9,476.7 $9,738.4 $10,039.4 $10,320.8 $10,602.1 $10,813.1 $10,883.4 Transaction Value / EBITDA 2 Metric 2020E $866.5 10.3x 10.6x 10.9x 11.2x 11.6x 11.9x 12.2x 12.5x 12.6x 2021E 991.5 9.0 9.3 9.6 9.8 10.1 10.4 10.7 10.9 11.0 2022E 1,109.9 8.0 8.3 8.5 8.8 9.0 9.3 9.6 9.7 9.8 (Transaction Value – Capital Expenditures) / EBITDA 2 2020E $866.5 9.3x 9.6x 9.9x 10.2x 10.6x 10.9x 11.2x 11.5x 11.6x 2021E 991.5 7.3 7.6 7.8 8.1 8.4 8.7 9.0 9.2 9.3 2022E 1,109.9 5.8 6.1 6.3 6.6 6.8 7.1 7.3 7.5 7.6 Unaffiliated Class A Shares 155.5 155.5 155.5 155.5 155.5 155.5 155.5 155.5 155.5 Consideration per Class A Share $19.50 $20.50 $21.50 $22.43 $23.50 $24.50 $25.50 $26.25 $26.50 Implied Offer Value to Unaffiliated Class A Shareholders $3,033.1 $3,188.7 $3,344.2 $3,488.9 $3,655.3 $3,810.9 $3,966.4 $4,083.1 $4,121.9 Source: Bloomberg, FactSet, public filings, TGE management 1. Management Side Letter floor price of $26.50 per share less $3.82 per Class A and Class B Share after March 11, 2020 2. TGE Financial Projections 6

Executive Summary TGE Indexed Trading Performance vs. Peers 20.0% Six Months Preceding Take-Private Offer: February 27, 2019 to August 27, 2019 Since August 27, 2019 10.0% 6.6% 0.7% —% 0.3% (3.0%) (5.1%) (10.0%) (20.0%) (18.6%) (21.3%) August 27, 2019, after market close: (23.0%) Blackstone Consortium announces (25.6%) Proposed Transaction (30.0%) Six-Month Correlation Price Performance Implied TGE Implied 1 2 Coefficient Peer Since Announcement Share Price Premium 0.944 ENLC 5.9% $15.20 28.3% (37.9%) 0.886 WMB 0.7% 14.46 34.9% (40.0%) 0.867 ENB 9.1% 15.66 24.5% 0.860 TRGP 21.6% 17.44 11.8% 0.721 PAA (8.0%) 13.20 47.7% (50.0%) Weighted Average 6.2% $15.24 27.9% 3/20/19 4/23/19 5/27/19 6/30/19 8/3/19 9/6/19 10/11/19 TGE CEQP ENBL ENB ENLC KMI PAA TCP TRGP WMB Source: FactSet, Public filings Note: Energy Transfer LP excluded from peer group due to recently announced acquisition of SemGroup Corporation 1. Correlation coefficient of TGE to peer price performance from February 27, 2019 to August 27, 2019 2. Peer unit/share price performance since August 27, 2019 7
II. TGE Situation Analysis

TGE Situation Analysis Summary Market Data ($ in millions, except per share amounts) Market Capitalization Balance Sheet and Credit Data As of October 11, 2019 As of June 30, 2019 Total Shares Outstanding1 281.3 Cash and Marketable Securities $9.4 Share Price $19.42 Short-Term Debt —Total Equity Value $5,463.5 Long-Term Debt 3,437.5 Plus: Net Debt 3,428.1 Total Debt $3,437.5 Enterprise Value $8,891.6 Net Debt $3,428.1 Plus: Shareholders’ Equity 1,870.4 TGE Financial Projections Consensus Data Net Book Capitalization $5,298.5 Metric Yield/Multiple Metric Yield/Multiple Dividend Yield Revolver Availability / Total Revolver Capacity $795.9 / $2,250.0 Current $2.16 11.1% $2.16 11.1% Net Debt / Net Book Cap 64.7% 2020E 2.25 11.6% 2.23 11.5% Net Debt / 2020E EBITDA 3.8x 2021E 2.25 11.6% 2.24 11.5% Net Debt / 2021E EBITDA 3.5 2022E 2.26 11.6% NM Current Ratings (Senior Unsecured): EV/EBITDA Moody’s Ba2 (Stable) 2020E $866.5 10.3x $914.0 9.7x S&P BB+ (Positive) 2021E 991.5 9.0 974.0 9.1 Fitch BBB- (Stable) 2022E 1,109.9 8.0 1,058.8 8.4 Share Price and Dividend Information $30.00 $2.50 Di $25.00 $2.25 vi ic e r $20.00 $2.00 dend P e har $15.00 $1.75per S S $10.00 $1.50 e har $5.00 $1.25 $— $1.00 6/30/18 9/16/18 12/3/18 2/19/19 5/8/19 7/25/19 10/11/19 Dividend per Share Share Price Source: FactSet and Company filings 1. Includes 179.2 million Class A Shares and 102.1 million Class B Shares 8
TGE Situation Analysis TGE Trading Performance Since the MLP Buy-In 6/30/18: 8/1/18: 11/13/18: 11/26/18: 3/11/19: 6/28/19: TEGP stock-for-unit Announces plans to develop Announces expansion of Announces commercial BIP closes purchase of TGE and Kinder merger with TEP closes, Seahorse Pipeline and PXP’s mainline capacity and agreement with controlling interest in Morgan, Inc. (“KMI”) forming TGE Plaquemines Liquids associated binding open unaffiliated third-party TGE for approximately announce joint tariff Terminal season shipper for Seahorse $3.2 billion open season to increase Pipeline crude oil capacity out of 7/10/18: 8/15/18: the Bakken Formation Announces Announces binding open 10/15/18: 5/1/19: TGE and Silver Creek 1/31/19: Announces open binding open season for Seahorse Midstream, LLC agree to BIP enters into a season for further PXP season for the Pipeline 8/27/19: expand the Powder River definitive agreement to expansion Iron Horse TGE announces receipt Gateway JV acquire a controlling Pipeline of take-private proposal interest in TGE from 9/11/18: from the Blackstone Kelso & Co., the Energy Announces Investment Grade credit ratings upgrade from Consortium for $19.50 & Minerals Group and Fitch for TGE and REX per share Tallgrass KC, LLC $30.00 25,000 $27.50 22,500 $25.00 20,000 $22.50 17,500 V l o e $20.00 15,000 umes Shar i( n t Per $17.50 12,500 ous h rice P $15.00 10,000 and ) s $12.50 7,500 $10.00 5,000 $7.50 2,500 $5.00 --6/30/2018 10/1/2018 1/3/2019 4/6/2019 7/9/2019 10/11/2019 TGE Volume TGE Price Source: FactSet, TGE public filings 9

TGE Situation Analysis Ratings Agency Commentary Current Ratings Credit Opinion February 25, 2019: Senior Ba2ï® Benefits include its predominantly interstate pipeline asset base with consistent Unsecured: cash flow from long-term transportation contracts and moderate leverageï® PXP is positioned as a competitive crude oil transportation option with access Outlook: Stable to multiple basins, downstream refineries and the Cushing, OK crude oil storage hubï® The contract extension of Continental Resources, Inc. and the development of Iron Horse Pipeline significantly improves PXP’s post-2020 recontractibility Analyst: Sreedhar Konaï® Vulnerabilities include predominately “supply-push” customers, average credit quality of customers is speculative-grade, recontracting risk and cash flow uncertainty for PXP and REX West-to-East February 21, 2019: Senior BB+ï® Excellent business risk profile reflected by the partnership’s fee-based multi- Unsecured: year contracts with over 90% of EBITDA consisting of take-or-pay contractsï® Expectation that the TGE financial policy stays the same, since Blackstone Outlook: Positive Infrastructure Partners is a long-term investor in the partnership ï® Susceptible to a large percentage of PXP’s contracts rolling off within the next 12 to 18 months Analyst: Mike Llanosï® Vulnerability to poor commodity pricing resulting in volumetric decline and contracted customers inability to meet their contractual obligations September 3, 2019: Senior BBB-ï® Expectation that Tallgrass exhibits near-term cash flow and earnings stability Unsecured: with most of its revenue being volume- and commodity price-insensitiveï® Significant steps towards mitigating near-term recontracting risk for REX and Outlook: Stable PXP in 2019 and 2020 through recent projects and contractual extensionsï® Potential events leading to a negative ratings impact include:ï,„ Inability to recontract expiring REX or PXP capacity at rates supportive of maintaining consolidated leverage of 4.8x-5.2x Analyst: Peter Molica ï,„ Negative ratings at REX, or a decline in cash flow up to TEP from REX Source: Moody’s, S&P Global Ratings, Fitch Ratings 10
TGE Situation Analysis Wall Street Research ($ in millions, except per share amounts) Summary Price Targets Analyst Recommendations Firm Analyst Date Recommendation Target Price Stifel Selman Akyol 10/10/19 Hold $20.00 TPH Colton Bean 10/09/19 Hold 19.50 Buy (1) 11% Piper Jaffray Pearce Hammond 10/07/19 Hold 24.00 Wells Fargo Michael Blum 09/16/19 Hold 20.00 Baird Ethan Bellamy 08/29/19 Hold 20.00 Barclays Christine Cho 08/28/19 Hold 24.00 Citi Timm Schneider 08/28/19 Buy 23.00 Goldman Sachs Michael Lapides 08/28/19 Hold 18.00 MUFG Barrett Blaschke 08/28/19 Hold 20.00 Hold (8) 89% Mean: $20.94 Median: 20.00 Min: 18.00 Max: 24.00 Dividend per Share Estimates EBITDA Estimates 2.51 2.42 2.34 $ 2.30 $ 2.16 2.20$ 2.232.22$2.252.23 2.20 2.28 $2.22 2.252.24 2.22 2.26 1,109.9 $ $$ $$ $ $ $$ $ $ 1,032.4 $1,058.8 $ 1,006.4 1,006.8 940.5 $ 987.1 997.1 991.5974.0 $ $ $ 869.1 914.0$ 902.0 $ 937.3866.5914.0 $ 894.0$ $$ $ $ $ 822.8 $ $ $ $ NA NANA NANA NANA NA NANANA NANANA NA NM NA NANA NA NA NANA NA NANANA NANANA NA 2020E 2021E 2022E 2020E 2021E 2022E Stifel TPH Piper Jaffray Wells Fargo Baird Barclays Citi Goldman MUFG TGE Financial Projections Consensus Source: TGE management, FactSet, Bloomberg, Company filings 11

TGE Situation Analysis Equity Ownership Summary – TGE Class A Shares June 30, 2019 December 31, 2018 Shareholder Position Shareholder Position Position Change Invesco Advisers, Inc. 25,060,527 Invesco Advisers, Inc. 26,697,437 (1,636,910) Tortoise Capital Advisors LLC 19,292,154 Tortoise Capital Advisors LLC 25,270,921 (4,720,601) ALPS Advisors, Inc. 13,962,804 ALPS Advisors, Inc. 14,755,708 (792,904) Kayne Anderson Capital Advisors LP 6,922,704 Kayne Anderson Capital Advisors LP 8,822,918 (1,900,214) Advisory Research, Inc. 5,829,762 Advisory Research, Inc. 7,569,698 (1,739,936) ClearBridge Investments LLC 5,168,586 Salient Capital Advisors LLC 6,701,245 (2,433,258) Salient Capital Advisors LLC 4,267,987 ClearBridge Investments LLC 5,055,467 113,119 Energy Income Partners LLC 3,613,444 Jennison Associates LLC 3,753,362 (555,807) Jennison Associates LLC 3,197,555 JPMorgan Securities LLC (Investment Management) 3,747,416 (741,380) JPMorgan Securities LLC (Investment Management) 3,006,036 RR Advisors LLC 3,186,000 (445,000) RR Advisors LLC 2,741,000 Merrill Lynch, Pierce, Fenner & Smith, Inc. (Invt Mgmt) 2,627,617 (348,857) Merrill Lynch, Pierce, Fenner & Smith, Inc. (Invt Mgmt) 2,278,760 Duff & Phelps Investment Management Co. 2,034,101 (282,070) Duff & Phelps Investment Management Co. 1,752,031 Eagle Global Advisors LLC 1,916,230 (584,660) Oxbow Advisors LLC 1,718,180 Cushing Asset Management LP 1,855,165 (1,690,984) UBS Securities LLC 1,672,898 Oxbow Advisors LLC 1,787,438 (69,258) Brookfield Public Securities Group LLC 1,659,874 Pennsylvania Public School Employees Retirement System 1,400,901 (442,075) Eagle Global Advisors LLC 1,331,570 UBS Securities LLC 1,357,686 315,212 Goldman Sachs Asset Management LP 1,126,066 Miller/Howard Investments, Inc. 1,350,542 (440,260) CIBC Private Wealth Advisors, Inc. 1,107,285 Global X Management Co. LLC 1,255,586 (161,984) Global X Management Co. LLC 1,093,602 Brookfield Public Securities Group LLC 1,043,001 616,873 Pacific Investment Management Co. LLC 1,082,832 BlackRock Advisors LLC 1,005,072 30,192 BlackRock Advisors LLC 1,035,264 CIBC Private Wealth Advisors, Inc. 958,143 149,142 Pennsylvania Public School Employees Retirement System 958,826 Morgan Stanley Smith Barney LLC (Invt Mgmt) 932,852 (35,142) Miller/Howard Investments, Inc. 910,282 The Northwestern Mutual Life Insurance Co. (Invt Port) 928,326 (18,082) The Northwestern Mutual Life Insurance Co. (Invt Port) 910,244 UBS Financial Services, Inc. 827,357 (188,605) Morgan Stanley Smith Barney LLC (Invt Mgmt) 897,710 Barclays Bank Plc (Private Banking) 553,288 23,846 Susquehanna Financial Group LLLP 797,632 Yaupon Capital Management LP 536,030 (536,030) Amundi Pioneer Asset Management, Inc. 765,706 Dividend Assets Capital LLC 509,097 (102,269) Catalyst Capital Advisors LLC 685,997 The Vanguard Group, Inc. 504,538 (244,817) Citadel Advisors LLC 648,578 Goldman Sachs Asset Management LP 489,614 636,452 Total Top 30 Institutional Shareholders 115,495,896 Total Top 30 Institutional Shareholders 129,432,756 (18,226,267) Plus: Other Institutional 40,891,369 Plus: Other Institutional 28,933,545 Plus: Insiders1 27,843,155 Plus: Insiders 6,281,253 Total Shares Outstanding as of June 30, 2019 179,197,416 Total Shares Outstanding as of December 31, 2018 156,353,761 Short Position as of June 30, 2019 5,033,004 Short Position as of December 31, 2018 8,293,793 Short Position as % of Total Shares 2.8% Short Position as % of Total Shares 5.3% Source: FactSet and public filings 1. On March 11, 2019, 21.7 million Class B Shares converted to Class A Shares as a result of the Blackstone Consortium’s acquisition of Kelso & Co. and The Energy & Minerals Group interest 12
III. Overview of TGE

Overview of TGE TGE Asset Map Including REX Zone 1 and Zone 2 Legend West Frenchie Cheyenne Connector Draw Treater Hereford Lateral Iron Horse Great Plains Powder River Express PXP REX TIGT Douglas TMID Natural Gas Gathering Processing Plant TMID Crude Oil Gathering Casper Trailblazer Processing Plant BNN Water Solutions Cheyenne Hub Huntsman Storage Facility PXP Pump Station Western TMID Compressor Station TMID Processing Plant TMID Treater Terminal Colorado TIGT Compressor Station Water Trailblazer Compressor Station Asset-Level EBITDA 2020E 2021E Terminals Terminals 4% 3% Growth Capital Crude Oil Crude Oil BNN & TMID BNN & TMID Expenditures / Transportation Transportation 17% 17% Acquisitions 21% 26% 2% Stanchion 1% Stanchion Growth Capital 1% Non-REX Gas Expenditures / Transportation 1 Acquisitions Pipelines REX 18% 1 10% 32% REX 41% Non-REX Gas Transportation Pipelines 8% Source: TGE management 1. TGE’s 75% equity interest 13
Overview of TGE TGE Asset Map Including REX Zone 3 and Additional BNN Assets Legend REX BNN Water Solutions Eastern Additional BNN Assets North Dakota West Texas South Texas 14

Overview of TGE Rig Counts by Supply Basin U.S. Rig Count by Basin 60 65 Rig Count in TGE Supply Basins 55 55 58 47 188 176 1 158 1 Mar-19 Jun-19 Current Mar-19 Jun-19 Current 24 19 20 17 15 11 Mar-19 Jun-19 Current 1 1 Mar-19 Jun-19 Current 1 Mar-19 Jun-19 Current 29 26 21 70 64 46 1 Mar-19 Jun-19 Current Mar-19 Jun-19 Current 1 454 441 Total U.S. Rig Count 421 1,006 1 967 Mar-19 Jun-19 Current 57 78 71 60 53 856 52 TGE Supply Basins 1 1 Mar-19 Jun-19 Current 1 Mar-19 Jun-19 Current Mar-19 Jun-19 Current Source: Baker Hughes, Rig Data 1. As of October 11, 2019 15
Preliminary Draft –Subject to Change Overview of TGE Economics by Supply Basin TGE Supply Basin Breakeven Oil Prices1 $60 $48 $48 $50 $42 $42 $44 $40 $40 $38 $38 $38 $38 $38 $40 $36 $36 ) $34 $34 $34 $34 $34 l b $32 $32 $32 B $28 $28 / $30 $ ( $20 $10 $0 e r - e r ) ne r are ft ft Oil e mp p and - - o ng (600 iquid al WCB w l WCB k 1000 ( UR B P Ov ded / m / EUR) L er 5k 5 E Middle . . 7 elawa 5 STACK Spri K tenberg Core tenberg ten elawa/ Midland Mid Liquids Midland Average t (North) t (South) Montney Lat Dela lfca D Wolfcamp Delaware Wolfcamp oe 2nd COO Woodford Delaware Wolfcamp D Wolfca Codell SCOOP STACK ft o - ft ft - Ex attenberg Eagleford - - ft S Pressured mboe Wa Wa Condensate Condensate Condensate W k mb Bakken s200BBL W k 5 5k Bakken STAC Inner 10k LSB/WCA 10 . 7 LSB/WCA . 5 LSB/WCA/WCB Leonard/Avalon Cana Duvernay Research Commentary “Help is expected for North Dakota’s oil and gas producers, which continue to combat increases in flared gas as output increases in the Bakken Shale…Significant processing and liquids pipeline takeaway capacity has been added since August and more than 600 MMcfd of processing capacity is due to enter service by early 2020.” – Richard Nemec, Natural Gas Intelligence, 9/18/2019 “Earlier today, the Cheyenne Connector received FERC approval which will allow incremental residue gas takeaway to come online in Q1 2020 (originally Q4 2019). As we learned from our DJ midstream field trip this week, DCP’s Plant 11 (O’Connor II plant) has been running at a constrained ~100 MMcfd since its early August start-up, well below total capacity of 300 MMcfd (including 100 MMcfd of bypass) as a result of continued tightness in residue gas takeaway. This constraint along with DCP/WES plant maintenance downtime is likely to result in more tempered basin-wide growth in Q3. However, FERC’s approval of TGE’s Cheyenne Connector is the last hurdle for DJ infrastructure debottlenecking, and sets the basin up for meaningful growth in 2020.” Source: Wall Street research – William Featherston, Credit Suisse, 9/20/2019 1. Breakeven oil price necessary to achieve 10% IRR 16

Preliminary Draft –Subject to Change Overview of TGE U.S. Crude Oil Production U.S. Lower 48 Onshore Crude Oil Production Projections by Basin – 2019E-2033E (MMBpd) Bakken formation crude oil production is projected to increase by 4.9% from 2019E to 2023E and by 3.1% from 2019E to 2033E DJ basin crude oil production is projected to increase by 4.1% from 2019E to 2023E and by 1.4% from 2019E to 2033E 12.0 2019E – 2033E Permian Eagle Ford Growth Bakken DJ / Niobrara Woodford Austin Chalk 0.4% 10.0 Utica Other 3.0% 3.0% (1.2%) 1.4% 8.0 3.1% 6.0 0.2% 4.0 2.8% 2.0 -- 2019E 2020E 2021E 2022E 2023E 2024E 2025E 2026E 2027E 2028E 2029E 2030E 2031E 2032E 2033E Source: EIA TGE Supply Basin 17
Preliminary Draft –Subject to Change Overview of TGE Other Natural Gas Transportation (“Non-REX Natural Gas Transportation”) Tallgrass Interstate Gas Transmission, LLC (“TIGT”) Trailblazer Pipeline Company LLC (“Trailblazer”) TIGT owns and operates approximately 4,641 miles of On April 1, 2014, TEP completed the acquisition of natural gas transportation pipelines serving Wyoming, Trailblazer, which owns the Trailblazer Pipeline, from Colorado, Kansas, Missouri and Nebraska Tallgrass Development, LP (“Tallgrass Development”) for total consideration of approximately $164 million Approximately 2.0 billion cubic feet per day (“Bcfd”) of transportation capacity with approximately 80.0% of Trailblazer is a 465-mile, FERC-regulated natural gas capacity under firm contract1 pipeline that begins along the border of Wyoming and Colorado and extends to Beatrice, Nebraska TIGT also owns the Huntsman Natural Gas Storage Facility, located in Cheyenne County, Nebraska Total system design capacity of approximately 902 million cubic feet per day (“MMcfd”), a majority of which Approximately 16.0 billion cubic feet (“Bcf”) of FERC- 1 is under firm transportation contracts with a weighted-certificated working gas storage capacity average remaining life of approximately five years as of December 31, 2018 Non-REX Natural Gas Transportation EBITDA ($MM) Non-REX Natural Gas Transportation Map $89.8 $89.7 $87.9 $84.1 $82.0 Cheyenne $78.9 Beatrice $75.8 Legend TIGT Trailblazer 2017A 2018A 2019E 2020E 2021E 2022E 2023E Compressor Station Huntsman Storage Facility Source: TGE investor presentations, website and public filings 1. As of December 31, 2018 18

Preliminary Draft –Subject to Change Overview of TGE Tallgrass Midstream, LLC (“TMID”) TMID owns and operates one natural gas and one crude oil gathering system, two natural gas processing plants, two NGL pipelines and one fractionator in the Powder River Basin Combined natural gas processing capacity of approximately 190 MMcfd The Casper Processing Plant has 3.5 thousand barrels per day (“MBpd”) of NGL fractionation capacity The NGL pipelines connect a third-party processing plant in Northeast Colorado to an interconnect with Overland Pass Pipeline (owned by The Williams Companies, Inc. and ONEOK, Inc. (“ONEOK”)) and the Douglas Processing Plant to an interconnect with ONEOK’s Bakken NGL Pipeline TEP acquired the Douglas Natural Gas Gathering System from DCP Midstream Partners, LP for cash consideration of approximately $128 million in June 2017 In August 2017, TEP acquired Outrigger Energy LLC’s crude oil gathering system in the Powder River Basin for approximately $36 million TMID also owns a natural gas treating facility located in West Frenchie Draw, WY TMID EBITDA ($MM) TMID Map Benefit of approximately $89 million of growth capital expenditures primarily Legend attributed to connecting new wells and building out the gathering system $51.1 TMID Natural Gas Gathering $49.8 TMID Crude Oil Gathering $47.1 Compressor Station $41.5 Processing Plant Treater $33.0 $31.1 West Frenchie Draw Treater $20.7 2017A 2018A 2019E 2020E 2021E 2022E 2023E Casper Douglas Processing Plant Processing Plant Source: TGE investor presentations, website and public filings 19
Preliminary Draft –Subject to Change Overview of TGE BNN Water Solutions, LLC (“BNN”) In Q4 2013, TEP entered into a joint venture agreement with BNN Energy LLC to invest in the construction and operation of a fresh water transportation pipeline located in Weld County, CO In Q2 2014, TEP expanded the joint venture by combining its 50.0% interest in a freshwater transportation pipeline in Weld County, CO, with the 50.0% interest of its joint venture partner into a newly formed entity, BNN Water Solutions, LLC, which is also engaged in wastewater reclamation from municipalities in Texas Transaction Date Basin Value ($MM) Commentary Additional 12.0% Equity Interest in BNN May 20, 2015 N/A $0.6 Acquired an additional 12.0% equity interest in BNN from NR2, LLC The acquisition of Whiting Oil & Gas Corporation’s Redtail Saltwater Redtail Water Business December 16, 2015 DJ $75.0 Disposal and Fresh Water Transportation and Storage System in Weld County, CO The acquisition of a 63% interest in freshwater facilities in Weld Freshwater Facilities July 26, 2017 DJ $7.0 County, CO Clarkelen Water Disposal Facility August 2017 Powder River N/A Currently capable of disposing up to 40 MBpd A produced water gathering and disposal system with approximately BNN North Dakota January 2018 Williston $95.0 133,000 acres under dedication NGL Water Solutions Bakken, LLC December 3, 2018 Williston $91.0 Five saltwater disposal wells from NGL Energy Partners LP Owns a 100% interest in Central Environmental Services; seller Marcellus / 92.0% Interest in CES Holdings, Inc May 1, 2019 $52.0 received a 7.65% interest in the acquiring entity, BNN Eastern, LLC Utica and assets include a saltwater disposal facility in Southeastern Ohio BNN EBITDA ($MM) BNN Map $136.3 $136.7 North Dakota Eastern $127.2 $104.7 Great Plains $74.0 Western $43.4 $23.1 Colorado Water 2017A 2018A 2019E 2020E 2021E 2022E 2023E West Texas South Texas Source: TGE investor presentations, website and public filings 20

Preliminary Draft –Subject to Change Overview of TGE Tallgrass Terminals, LLC (“Terminals”) Terminals, Terminals Map Tallgrass LLC owns and operates assets providing storage capacity and additional injection points for Pony Express, including a terminal approximately five miles east of Sterling, CO (the “Sterling Terminal”), a Guernsey South Terminal PRE Guernsey terminal near Buckingham, CO (the “Buckingham Terminal”), a 60% interest in Terminal Deeprock Development, LLC (“Deeprock Development”) and approximately 900 acres of surface real property Guernsey The Sterling Terminal is a 1.3 million barrel (“MMBbl”) shell capacity crude oil storage terminal located approximately five miles east of Sterling, CO at Pawnee Terminal the intersection of PXP’s Guernsey-to-Sterling line segment and the Northeast Colorado Lateral (“NECL”) Sterling Terminal The Buckingham Terminal is a 42 MBpd crude oil truck unloading terminal located 0.25 miles from Colorado State Highway 14 in Buckingham, CO Natoma Terminal The Deeprock Terminal is a 2.3 MMBbl shell capacity crude oil storage terminal located approximately three miles northeast of Cushing, OK Buckingham Terminal ● In July 2017, Terminals acquired an additional 49% interest in the Deeprock Terminal Grasslands Terminal ● Deeprock Terminal is a joint venture between KMI (11%), Deeprock Energy Resources LLC (20%) and TGE (69%) In January 2018, Terminals acquired a 38% interest in Deeprock North, LLC (“Deeprock North”), which owns a crude oil terminal in North Cushing, OK, immediately adjacent to the Deeprock Development crude oil terminal facility, for $19.5 million Legend Deeprock Terminal Immediately following the acquisition, Deeprock North merged into Deeprock PXP Development, increasing storage capacity to 4.0 MMBbl Hereford Lateral On January 3, 2018, Terminals entered into an agreement to acquire a 51% Terminal Cushing interest in a Pawnee, CO crude oil terminal from Zenith Energy Management for approximately $31 million Terminals EBITDA ($MM) In April 2018, the Natoma Terminal, a 0.1 MMBbl facility located in North-Central Kansas, was placed into service and can deliver up to 20 MBpd of $36.0 $36.6 $37.0 $37.6 $38.1 crude oil to PXP $26.7 the .3 Grasslands $12.2 Terminals recently constructed approximately 0 MMBbl Terminal, located in Platteville, CO, which was placed in service in Q2 2019, bringing Terminals total storage capacity to approximately 5.9 MMBbls 2017A 2018A 2019E 2020E 2021E 2022E 2023E Source: TGE investor presentations, website and public filings 21
Preliminary Draft –Subject to Change A. Overview of Pony Express

Preliminary Draft –Subject to Change Overview of Pony Express Pony Express Pipeline, LLC PXP Map TEP acquired PXP from Tallgrass Development in four transactions for aggregate consideration of over $2.05 billion: (i) 33.3% of PXP for Legend $600.0 million in September 2014; (ii) 33.3% of PXP for $700.0 million in PXP March 2015; (iii) 31.3% of PXP for $743.6 million in January 2016 and Hereford Lateral (iv) the remaining 2.0% interest in February 2018 Terminal Pump Station PXP’s Guernsey-to-Cushing Mainline began commercial service in Guernsey South McPherson Refinery Terminal October 2014 and NECL began commercial service in late April 2015 El Dorado Refinery PRE Guernsey In January 2018, PXP completed connections to Holly Frontier Terminal Corporation’s 135 MBpd El Dorado Refinery and CHS, Inc.’s 100 MBpd Guernsey McPherson Refinery The Platteville Extension is a 55-mile lateral connecting PXP to the Pawnee Terminal Grasslands Terminal and was placed into service in Q2 2018 On May 1, 2019, TGE announced the expansion of PXP’s Mainline Sterling Terminal capacity in addition to the construction of the Hereford Lateral, a 30-mile, 12-inch pipeline from Hereford, CO to Pawnee, CO season soliciting Natoma Terminal On October 1, 2019, TGE announced a binding open shipper commitments under a joint tariff between PXP and Iron Horse Buckingham Terminal Pipeline Grasslands PXP EBITDA ($MM)1 Terminal Recontracting approximately 25% to $336.0 35% of PXP volume between October 2019 and May 2020 $260.4 $231.2 $232.1 $239.9 $242.4 $223.9 Deeprock Terminal Cushing 2017A 2018A 2019E 2020E 2021E 2022E 2023E Source: TGE investor presentations, website and public filings 1. Includes PRG Distributions to TGE 22
Preliminary Draft –Subject to Change Overview of Pony Express Upstream Pipelines For the three months ended June 30, 2019, Pony Express transported an average of 347.6 MBpd versus average contracted capacity of 311.9 MBpd Legend Bluestem Elk Creek Keystone XL Liberty Pipeline Seahorse Cheyenne Connector Hereford Lateral PXP Belle Fourche Butte Hereford Lateral Bridger Length: 30 miles Hiland Diameter: 12-inch Guernsey Segment Capacity: N/A Length: 145 miles In-Service: N/A Diameter: 20-inch Platteville Extension Capacity: 230 MBpd Length: 55 miles In-Service: Sep-14 Diameter: N/A Northern Mainline Capacity: 80 MBpd In-Service: Q2 2018 Length: 285 miles Diameter: 22-24 inches Northeast Colorado Lateral Capacity: 342 MBpd Length: 70 miles In-Service: Sep-14 Diameter: 16-20 inches Capacity: 90 MBpd In-Service: Apr-15 Southern Mainline Length: 260 miles Diameter: 24-inch Capacity: 342 MBpd In-Service: Sep-14 Source: Public filings 23

Preliminary Draft –Subject to Change Overview of Pony Express Powder River Gateway, LLC (“PRG”) PRG Map In February 2018, TEP entered into an agreement with Silver Creek Midstream, LLC (“Silver Creek”) to form Iron Horse Pipeline, LLC (“Iron Horse Pipeline”) On July 10, 2018, TGE and Silver Creek announced a binding open season to solicit shipper commitments for the Iron Horse Pipeline, in addition to a secured 10-year producer-supported committed transportation contract for 15 MBpd Effective January 1, 2019, TGE and Silver Creek expanded the joint venture through contributions to Powder River Gateway Through the expansion, TGE acquired a 51.0% membership interest in Powder River Gateway, which owns the Powder River Express Pipeline, the Iron Horse Pipeline and two crude terminal facilities in Guernsey, WY Approximately 190 MBpd of total transportation capacity across the systems and fully constructed terminal storage capacity of 1.0 MMBbls Guernsey ● The Powder River Express Pipeline is a 70-mile, 12-inch pipeline that transports crude oil from the Powder River Basin to Guernsey, WY ● The Iron Horse Pipeline is an 80-mile, 16-inch pipeline placed into service May 2019 that Legend transports crude oil from the Powder River Basin to Iron Horse Guernsey, WY Powder River Express Source: TGE investor presentations, website and public filings 24
Preliminary Draft – Subject to Change Bakken Shale – Activity and Production Bakken Shale Permits Bakken Shale Crude Oil Production (MBpd) Bakken Shale Spuds Bakken Shale Historical Active Rigs 421 383 500 499 516 570 707 755 630 573 695 718 649 693 693 778 778 814 814 624 624 500 500 538 538 378 378 218 218 190 190 255 192 219 261 358 343 321 335 438 413 383 406 313 2011 2012 2013 2014 2014 2015 2015 2016 2016 2017 2018 Source: Drillinginfo and BakerHughes Note: Includes the following counties: Billings (ND), Divide (ND), Dunn (ND), Golden Valley (ND), McKenzie (ND), Mountrail (ND), Richland (MT) and Williams (ND) Overview of Pony Express 305 304 429 420 452 531 531 540 540 527 557 562 587 551 609 629 710 610 437 314 289 293 123 144 177 166 205 261 286 289 314 308 361 365 310 356 248 2011 2012 2012 2013 2014 2015 2016 2017 2018 2019 -- 200 400 600 800 1,000 1,200 1,400 1,600 2011 2012 2013 2014 2015 2016 2017 2018 2019 133 144 156 161 163 176 177 168 163 155 149 146 152 157 165 164 124 78 65 57 38 24 27 30 35 43 49 47 48 54 53 50 54 56 50 2011 2012 2013 2014 2015 2016 2017 2018 2019 25

Preliminary Draft – Subject to Change Crude Oil Spot Prices as of October 11, 2019 Cushing WTI $54.70 U.S. Gulf Coast Light Sweet 58.05 Patoka WTI 1 55.70 Brent (East Coast) 60.49 Pony Express Pipeline Via True Companies and Kinder Morgan Double H Operator Tallgrass Energy, LP 2019E Takeaway Capacity - Bpd 368,000 End Markets Cushing, OK Rate Estimate – ($/Bbl) ($4.28) Netback (Cushing WTI) $50.42 Alternative Basin Takeaway (In Order of Highest Netback) Enbridge Mainline North Dakota / Bakken Expansion Program Operator Enbridge Inc. 2019E Takeaway Capacity - Bpd 285,000 End Markets Clearbrook, MN; East Coast Rate Estimate – ($/Bbl) ($1.63) Netback (East Coast) $58.86 Plains Bakken North Operator Plains All American, L.P. 2019E Takeaway Capacity - Bpd 40,000 End Markets Clearbrook, MN; East Coast Rate Estimate – ($/Bbl) ($1.63) Netback (East Coast) $58.86 DAPL Operator Energy Transfer LP 2019E Takeaway Capacity - Bpd 600,000 End Markets Patoka,IL; Gulf Coast Rate Estimate – ($/Bbl) (Patoka, IL) ($5.57) Netback (Patoka, IL) $50.13 Rate Estimate – ($/Bbl) (Gulf Coast) ($6.90) Netback (Gulf Coast) $51.15 Bakken Rail Loading Facilities Operator Various 2019E Takeaway Capacity - Bpd 1,305,000 End Markets West Coast; East Coast Rate Estimate – ($/Bbl) ($12.50) Netback (East Coast) $47.99 Competing Bakken Crude Oil Takeaway Pipelines Source: FERC, Public filings 1. Assumes a $1.00 differential to Cushing WTI spot price Overview of Pony Express 26 Guernsey Patoka Cushing Legend Hereford Lateral PXP Belle Fourche Bridger Butte Dakota Access Pipeline (“DAPL”) Enbridge Hiland Plains
Preliminary Draft – Subject to Change Overview of Pony Express Overview of Proposed DAPL Expansion Overview DAPL Map In October 2014, Energy Transfer Partners LP (“Energy Transfer” or “ETP”) and P66 announced construction of the 75/25 DAPL joint venture, a 1,158-mile crude oil pipeline extending from Stanley, ND to Patoka, IL ETP’s 75% interest is held in Bakken Holdings Company, LLC (“Bakken HoldCo”), through its wholly owned subsidiary, Dakota Access, LLC DAPL was placed into service on June 1, 2017 and consists of 12-, 20-, 24- and 30-inch diameter pipe with throughput capacity of 570 MBpd On August 2, 2016, ETP announced the divestiture of a 49% interest in its 75% interest (36.75%) in Bakken HoldCo to MarEn Bakken Company LLC, an entity jointly owned by Enbridge Energy Partners, L.P. and Marathon Petroleum Corporation, for cash consideration of $2 billion On June 20, 2019, Energy Transfer announced its plans to double crude oil throughput capacity to 1.1 MMBpd (the “DAPL Expansion”) Energy Transfer anticipates the completion of the DAPL Expansion in late 2020E On July 15, 2019, Energy Transfer announced a binding open season to solicit additional shipper commitments on DAPL 27 Patoka Stanley Guernsey Cushing Legend PXP Hereford Lateral DAPL Source: Public filings, Company presentations

Preliminary Draft – Subject to Change Bakken Takeaway and Production Source: North Dakota Pipeline Authority (“NDPA”), Wall Street research and EIA 1. Includes Tesoro Mandan Refinery, Dakota Prairie Refinery and Davis Refinery Projected Throughput Volume and Takeaway Capacity (Bpd) Overview of Pony Express 28 -- 500,000 1,000,000 1,500,000 2,000,000 2,500,000 3,000,000 3,500,000 2016A 2017A 2018A 2019E 2020E 2021E Local Refineries Butte Butte Expansion Enbridge Mainline North Dakota Enbridge Bakken Expansion Plains Bakken North Kinder Morgan Double H DAPL DAPL Expansion Bridger Expansion Rail Loading Facilities Crude Oil Production – EIA High Crude Oil Production – NDPA Low Crude Oil Production – NDPA Current Production (May 2019): 1.4 MMBpd 1
Preliminary Draft – Subject to Change DJ Basin – Activity and Production DJ Basin Permits DJ Basin Crude Oil Production (MBpd) DJ Basin Spuds DJ Basin Historical Active Rigs 612 739 824 630 626 636 438 492 640 664 632 724 521 703 694 1,105 973 802 785 1,290 1,027 1,054 928 948 1,069 1,250 1,270 743 615 702 1,003 1,774 886 366 324 2011 2012 2013 2014 2015 2016 2017 2018 2019 Source: Drillinginfo and BakerHughes Note: Includes the following counties: Arapahoe (CO), Adams (CO), Laramie (WY), Morgan (CO) and Weld (CO) Overview of Pony Express 522 591 598 543 557 498 395 328 306 348 376 409 419 492 524 552 476 370 424 355 202 182 230 387 455 451 490 426 378 359 316 216 49 18 14 2011 2012 2013 2014 2015 2016 2017 2018 2019 -- 100 200 300 400 500 600 2011 2012 2013 2014 2015 2016 2017 2018 2019 7 10 11 10 11 14 17 15 16 21 26 26 32 34 38 39 27 21 23 22 17 12 15 19 22 25 26 23 23 24 25 27 29 27 24 2011 2012 2013 2014 2015 2016 2017 2018 2019 29

Preliminary Draft – Subject to Change 30 Powder River Basin – Activity and Production Powder River Basin Permits Powder River Basin Crude Oil Production (MBpd) Powder River Basin Spuds Powder River Basin Historical Active Rigs 83 91 236 134 77 90 119 136 93 116 183 142 110 126 210 132 60 38 80 26 10 10 29 28 55 48 84 63 68 67 88 93 87 94 128 2011 2012 2013 2014 2015 2016 2017 2018 2019 Source: Drillinginfo and BakerHughes Note: Includes the following counties: Big Horn (MT), Campbell (WY), Converse (WY), Crook (WY), Johnson (WY), Niobrara (WY), Powder River (MT), Rosebud (MT), Sheridan (WY) and Weston (WY) Overview of Pony Express 6 8 8 13 15 16 21 22 25 23 26 31 31 27 26 31 21 9 8 6 2 1 2 7 7 8 10 10 9 13 15 15 18 13 14 2011 2012 2013 2014 2015 2016 2017 2018 2019 699 601 636 543 647 459 494 515 538 644 503 485 534 678 528 744 464 636 868 767 1,370 1,030 1,131 697 1,023 1,476 1,165 514 462 206 163 130 119 190 308 2011 2012 2013 2014 2015 2016 2017 2018 2019 -- 20 40 60 80 100 120 140 160 2011 2012 2013 2014 2015 2016 2017 2018 2019
Preliminary Draft –Subject to Change Overview of Pony Express DJ Basin / Powder River Basin Crude Oil Infrastructure Legend Hereford Lateral Pipelines Guernsey Capacity: N/A PXP Origin / Hereford-to-Pawnee Hereford Lateral Destination: Grand Mesa / Saddlehorn 52.0 MBpd Miles: 30 Jayhawk Operator: Tallgrass Kansas Pipeline System Keystone Platte PXP Rocky Mountain Crude Capacity: 400 MBpd White Cliffs Origin / Guernsey-to-Cushing Refineries 98.0 MBpd Destination: CHS McPherson Miles: 705 CVR Coffeyville Operator: Tallgrass HollyFrontier Cheyenne HollyFrontier El Dorado 2 HollyFrontier Tulsa Grand Mesa / Saddlehorn Phillips 66 Borger Capacity: 340 MBpd 110.0 MBpd Phillips 66 Ponca City Origin / Platteville-to-Cushing Suncor Commerce City Destination: 135.0 MBpd Valero McKee Miles: 550 Operator: NGL Energy Partners 132.0 MBpd White Cliffs Jayhawk Capacity: 180 MBpd1 Capacity: 140 MBpd 220.0 MBpd 125.0 MBpd Origin / Platteville, CO-to- Origin / Various Destination: Cushing, OK 200.0 MBpd 180.0 MBpd Destination: Miles: 527 Cushing Miles: 1,200 Operator: Energy Transfer Operator: CHS Inc. Rocky Mountain Crude Platte Keystone Kansas / Oklahoma Gathering System Capacity: 280 MBpd Capacity: 164 / 145 MBpd Capacity: 590 MBpd Capacity: 560 MBpd Origin / Guernsey-to-Commerce City Origin / Casper-to-Guernsey / Origin / Various Origin / Various Destination: Destination: Guernsey-to-Wood River Destination: Destination: Miles: 54 Miles: 933 Miles: 2,687 Miles: 460 Operator: Rocky Mountain Crude Oil LLC Operator: Enbridge Inc. Operator: TC Energy Operator: Energy Transfer Source: Public filings Note: Refinery capacity is total capacity per day 1. Capacity of two 12-inch crude pipelines 2. Saddlehorn – Grand Mesa Pipeline is owned 62.5% by Saddlehorn Pipeline Company, LLC (40% by Magellan Midstream Partners LP, 40% by Plains All American Pipeline LP, and 20% by Anadarko Petroleum Corp.) and 37.5% by NGL Energy Partners, LP 31

Preliminary Draft –Subject to Change Overview of Pony Express DJ Basin / Powder River Basin Assets – Takeaway Supply / Demand DJ Basin / Powder River Basin Crude Oil Supply Versus Capacity (MBpd) 2,000 1,800 $2.30 to $2.63 1,600 to Cushing, OK1 1,400 $4.30 to $5.67 to Cushing, OK2 1,200 $4.30 to $5.67 to Cushing, OK2 1,000 $2.00 to $2.22 to Wood River, IL3 800 $3.69 to $4.56 to Cushing, OK4 600 400 $2.00 to $5.48 to Cushing, OK5 200 $3.45 to $3.80 to Commerce City, CO6 -- 2016A 2017A 2018A 2019E 2020E 2021E 2022E 2023E 2024E 2025E Local Refineries White Cliffs Pony Express Pipeline Platte Grand Mesa Saddlehorn Saddlehorn Expansion Liberty Pipeline Crude Oil Supply7 Source: Wall Street research and public filings Note: Pony Express includes an additional 60 MBpd in 2019E from pumps and DRA resulting in total capacity of 420 MBpd 1. Assumes a build multiple of 7.0-8.0x, 80% EBITDA margin and 85% utilization on 350 MBpd 2. Assumes $4.2995 to $5.6745/Bbl pipeline tariff to Cushing, OK 3. Assumes $2.00 to $2.22/Bbl pipeline tariff from Guernsey, WY receipt point to various delivery points ending at Wood River, IL 4. Assumes $3.6903 to $4.5563/Bbl pipeline tariff to various delivery points ending at Cushing, OK 5. Assumes $2.00 to $5.48/Bbl pipeline tariff to Cushing, OK 6. Assumes $3.45 to $3.80/Bbl trucking cost to Suncor’s Commerce City Refinery 7. Crude Oil Supply includes volumes from in-basin production as well as volumes from pipelines terminating in the basin 32
Preliminary Draft –Subject to Change Overview of Pony Express Overview of Liberty Pipeline Overview Liberty Map On November 9, 2018, Phillips 66 (P66) and Bridger Pipeline LLC (Bridger) announced a proposal to build Liberty Pipeline LLC (Liberty), a 24-inch, 350 MBpd crude oil transportation pipeline from the Rockies and Bakken regions to Cushing, OK Concurrently, Liberty announced an open season for the proposed pipeline beginning November 12, 2018 On June 10, 2019, P66 and Bridger announced the formation of a 50/50 joint venture to construct Liberty Liberty shippers are expected to receive Gulf Coast connectivity via the P66 and Plains All American Red Oak Pipeline, which extends from Cushing, OK to Corpus Christi, Ingleside, Houston and Beaumont, TX Liberty is underpinned with long-term shipper volume commitments The anticipated project cost is approximately $1.6 billion (7.0x to 8.0x build multiple) Initial service is expected by Q1 2021E Legend On July 3, 2019, Liberty launched a supplemental open Hereford Lateral season seeking additional shipper commitments Pony Express Liberty Source: Public filings and company website 33

Overview of Pony Express Overview of Saddlehorn Expansion Overview Saddlehorn Map ï® On July 1, 2019, Saddlehorn Pipeline Company, LLC, a Ft. Laramie, WY 40/40/20 joint venture between Magellan Midstream Partners, L.P., Plains All American, L.P. (“Plains”) and Western Gas Partners, LP (“Western”), announced the expansion of the Saddlehorn Pipeline (“Saddlehorn”), a 20-inch, 550-mile crude oil transportation pipeline from the DJ Basin and Powder River Basin to Cushing, OK and a new origin point in Ft. Laramie, WY by leasing capacity on third-party pipelines ï,„ In connection with the expansion, Saddlehorn launched an open season to solicit long-term volume commitments ï,„ The expansion would increase Saddlehorn’s capacity by 60 MBpd (further expandable up to 100 MBpd of total new capacity), from 190 MBpd to 250 MBpd, through the addition of incremental pumps and storage capabilities with the higher capacity expected to be available in late 2020E • In the second half of 2019E, Saddlehorn expects Legend approximately 124 MBpd of crude oil throughput, which is on pace to be 63.5% higher than 2018 Hereford Lateral throughput of approximately 75 MBpd Pony Express Leased Third-Party Capacity Saddlehorn Source: Public filings and company website 34
Overview of Pony Express Pony Express – Operations Overview ï® Bakken Light Sweet (BLS) 40° – 46° API Sulfur <0.20% Originates at Guernsey ï® Niobrara (NIO) 34° – 42° API Sulfur <0.42% Originates at Guernsey and NECL Crude Qualityï® Mixed Sweet (MXS) 30° – 38° API Sulfur <0.50% Originates at Guernsey ï® Pony Express Light (PXL) 47° – 57° API Sulfur <0.20% Originates at Platteville, Buckingham and Guernseyï® Kansas Uplift (KSU) 28° – 35° API Sulfur <0.80% Originates at Natoma Batch Sizeï® 50,000 barrels minimum batch size Pony Express ï® Each segment can reach approximately 30% uplift with drag reducing agents (“DRA”) Mainline Capacity ï® Two 24-inch lines to the Southern Cushing Complex and direct connections to North Cushing Rose Rock and Blue Knight terminalsï® P66 Ponca City Refinery Connectivity ï® Holly Frontier El Dorado Refineryï® CHS McPherson Refineryï® Spare unit at Guernsey for redundancy ï® Can optimize pump station utilization with DRA Pump Stations ï® Stations utilize three different motor types â–º TGE has one spare of each type at all times Transport Timeï® 7 day Guernsay to Cushing: Common Stream and linefill allow for barrel in / barrel out deliveries Source: Public filings and company website 35

Overview of Pony Express FERC Tariffs and Initial Contracts ï® Pony Express’ commercial operations are governed by two joint FERC tariffs and three local FERC tariffs Joint Tariffs Belle Fourche (“BFPL”) Hiland ï® Tariff Highlightsï® Tariff Highlights ï,„ Shippers pay one joint rate which is split among tariff partnersï,„ Shippers pay one joint rate which is split among tariff partnersï,„ Partners: Belle Fourche Pipeline Company / Bridger Pipeline, LLCï,„ Partner: Double H Pipeline (Hiland)ï,„ Receipt points in Williston Basin, Powder River Basin and Eighty-ï,„ Receipt points in Williston Basin and Baker, MT Eight Oil LLC (“88 Oil”) Terminalsï,„ Batched transportation service ï,„ Batched transportation serviceï,„ Quality requirements: <30cSt, 28–52° API, <=0.5% sulfurï,„ Quality requirements: <30 Kinematic Viscosity @ 100°F (“cSt”),ï® Contracts 28–52° API, <=0.5% sulfur ï,„ 51,000 Bpd committed and expires in March 2020ï® Contracts ï,„ Committed joint rates range from $5.71/Bbl to $6.28/Bblï,„ 110,000 Bpd committed (50,000 Bpd expiring in October 2019)ï,„ MFN provisions tied to walk-up rate filed with FERC ï,„ Committed joint rates range from $3.93/Bbl to $8.56/Bbl ï,„ Most Favored Nation (“MFN”) tied to walk-up rate filed with FERC (with 10% discount) Local Tariffs Guernsey Local NECL1 Platteville2 ï® Tariff Highlightsï® Tariff Highlightsï® Tariff Highlights ï,„ Receipt points at Guernsey, Wyomingï,„ Receipt points at Buckingham and ï,„ Receipt points at Grasslands Terminal ï,„ Batched transportation service Pawnee stations in northeast Colorado in northeast Colorado ï,„ Quality requirements: <30cSt, 28–52°ï,„ Batched transportation serviceï,„ Batched transportation service API, <=0.5% sulfur ï,„ Quality requirements: <30cSt, 28–42°ï,„ Quality requirements: <30cSt, 28–57°ï® Contracts API, <=0.2% sulfur API, <=0.2% sulfur ï,„ 55,000 Bpd committedï® Contracts ï® Contracts ï,„ Committed rates range from $3.77/Bblï,„ 95,900 Bpd committedï,„ Committed rates through PXP Mainline to $4.28/Bblï,„ Committed rates range from $3.99/Bbl range from $2.40/Bbl to $2.87/Bblï,„ MFN tied to walk-up rate filed with to $4.28/Bblï,„ Committed rates to Buckingham station FERCï,„ No MFN provisions range from $0.52/Bbl to $0.63/Bbl Source: TGE managementï,„ No MFN provisions 1. Hereford Lateral volumes transported under NECL tariff 2. Includes Stanchion volumes classified under “Platteville Long Haul” 36
Overview of Pony Express Throughput and Deficiency Agreement Summary – Pony Mainline Carriers Tallgrass Pony Express Pipeline, LLC ï® Five years following in-service date with one-time renewal option to extend term for an additional five-year period. Shippers Term must notify of renewal not less than 210 days before the end of the initial five-year term ï® Receives favorable rate treatment under a negotiated MFN clause Committed ï,„ BFPL – Shippers will pay the lesser of a negotiated rate or 90.0% of the FERC tariff Shipping Rate ï,„ Hiland – Shippers will pay the lesser of a negotiated rate or the FERC tariff Monthly Throughput ï® Shipper commits to ship an agreed upon monthly minimum volume Commitment Uncommitted ï® Ship incremental volumes above the monthly minimum volume commitment at the committed shipping rate Shipping Rate ï® Shippers maintain a deficiency payment account for all barrels paid for but not shipped Deficiency and ï® Incremental barrels above the monthly minimum volume commitment are paid according to committed shipping rate unless Incremental deficiency payment account holds a positive balance in which case the deficiency payment account is debited for the Payment Account incremental barrel shipment ï® Incremental barrels accrue towards an incremental barrel account that can act as a credit against future deficiency payments Source: TGE management 37

Overview of Pony Express Throughput and Deficiency Agreement Summary – NECL Carriers Tallgrass Pony Express Pipeline, LLC ï® Five years following in-service date with one-time renewal option to extend term for an additional five-year period. Shippers Term must notify of renewal not less than 210 days before the end of the initial five-year term Committed ï® Shippers will pay a negotiated rate Shipping Rate Monthly Throughput ï® Shipper commits to ship an agreed upon monthly minimum volume Commitment Uncommitted ï® Ship incremental volumes above the monthly minimum volume commitment at the committed shipping rate Shipping Rate ï® Shippers maintain a deficiency payment account for all barrels paid for but not shipped Deficiency and ï® Incremental barrels above the monthly minimum volume commitment are paid according to committed shipping rate unless Incremental deficiency payment account holds a positive balance in which case the deficiency payment account is debited for the Payment Account incremental barrel shipment ï® Incremental barrels accrue towards an incremental barrel account that can act as a credit against future deficiency payments Source: TGE management 38
Preliminary Draft –Subject to Change B. Overview of Rockies Express

Overview of Rockies Express Rockies Express Pipeline, LLC ï® TEP owns a 75.0% interest in REX via: (i) the acquisition of a 25.0% interest from Tallgrass Development for cash consideration of approximately $436 million in May 2016; (ii) the acquisition of an additional 24.99% interest from Tallgrass Development for cash consideration of $400 million in April 2017 and (iii) the acquisition of the remaining 25.01% from Tallgrass Development in February 2018 in exchange for TEGP units valued at approximately $400 millionï,„ REX is 25.0% owned by P66ï® REX is an approximately 1,712-mile, 36-inch to 42-inch pipeline with bi-directional design capacity of 1.8 Bcfd West-to-East from Opal, WY, and Meeker, CO, to Clarington, OH, and 2.6 Bcfd East-to-West from Clarington, OH, to Audrain County, MO ï® In July 2017, TEP received its proportionate distribution from REX from the REX DCF Attributable to TGE ($MM) receipt of a $150 million cash payment from Ultra Resources, Inc. as part of Roll-off of original 10-year West-to- settlement for a $303 million breach of contract claim (also included new East contracts in November 2019 seven-year firm transport agreement) $502.4 $466.0 $465.0 ï® REX is operated by Tallgrass NatGas Operator, LLC (“Tallgrass NatGas”), a $392.0 $356.2 $357.2 $353.7 $352.1 wholly owned subsidiary of TGE ï® Tallgrass NatGas receives a management fee of 1.0% of the EBITDA from REX as compensation for its services 2017A 2018A 2019E 2020E 2019E 2021E 2022E 2023E REX Map Opal Wamsutter Cheyenne Clarington Meeker Lebanon Legend REX Mexico Cheyenne Connector Cheyenne Hub Compressor Station Source: TGE investor presentations, Public filings 39
ï® REX was initially designed to transport natural gas from the Rockies to Midwest and Northeast marketsï,„ West-to-East throughput capacity of 1.8 Bcfdï,„ Majority of original contracts were at rates of $0.98 per Dth to $1.07 per Dth1 and expire Q4 2019E ï® REX contracted Zone 3 for bi-directional flows with the first East-to-West volumes in June 2014 via the Seneca Lateral which allowed natural gas from the Appalachian Basin to access Midwest, Gulf Coast and Canadian marketsï,„ Initial Zone 3 East-to-West throughput capacity of 1.8 Bcfdï,„ The East-to-West capacity was fully contracted with the majority of contracts having 15- to 20-year terms at rates of $0.35 per Dth to $0.55 per Dthï® REX contracted the Zone 3 Capacity Enhancement Project and completed in-service on January 6, 2017 with the incremental capacity being filled almost instantaneously ï,„ Added 0.8 Bcfd to Zone 3 East-to-West capacity for total East-to-West capacity of 2.6 Bcfdï,„ Secured 15-year contracts for 0.8 Bcfd at a range of $0.45 to $0.61 per Dth Legend REX Cheyenne Connector Cheyenne Hub Compressor Station REX Zone 1 (Entegra) REX Zone 2 (West) REX Zone 3 (East) Opal Wamsutter REX Zone 3 (East) Cheyenne Clarington Meeker Lebanon Mexico Source: TGE management, Public filings 1. Implied weighted average rate of Other West End Shippers 40

Preliminary Draft –Subject to Change Overview of Rockies Express Growth Projects – TGE’s Cheyenne Connector and Hub Cheyenne Connector and Hub Map ï® In Q3 2017, TEP announced binding contracts with Anadarko Petroleum Corporation (“Anadarko”) and DCP Legend Midstream, LP (“DCP”) for an incremental 600,000 Dthd to REX Cheyenne Connector support the Cheyenne Hub Growth Project Cheyenne Hub ï,„ The project consists of the Cheyenne Connector (“REX Cheyenne Connector”), a 70-mile, 36-inch natural gas transportation pipeline and the Cheyenne Hub (“REX Cheyenne Hub”) • The project will facilitate natural gas transport from the DJ Basin to the Cheyenne Hub providing takeaway to markets on REX or other interconnected pipelines ï,„ Both projects received Environmental Assessments in Cheyenne December 2018 and the expected in-service date is Q1 2020E ï,„ Western Midstream Partners, LP (“Western Midstream Partners”) and DCP each hold a one-time option to acquire a minority interest in the REX Cheyenne Connector prior to its in-service dateï® On September 19, 2019, the FERC approved both projects and issued the necessary certificate of public convenience and necessityï,„ TGE had substantially all of the materials for construction on site prior to FERC approval and expects the REX Cheyenne Connector to be in service in Q1 2020E Source: Public filings 41
Preliminary Draft –Subject to Change Overview of Rockies Express Historical and Projected Natural Gas Pricing – Zone 1 and 2 Natural Gas Price Forecast ($/MMBtu) Natural Gas Hubs $5.00 Average Differential 2020E $0.40 $4.00 2021E 0.40 2022E 0.38 $3.00 $2.00 $1.00 $— 2019E 2020E 2021E 2022E 2023E 2024E 2025E 2026E Henry Hub REX West REX West Chicago Opal Cheyenne Overview of End Markets Average Pricing Over Year Ending December 31 as Percent of Henry Hub Hub 2019E 2020E 2021E 2022E 2023E 2024E 2025E SoCal Citygate Cheyenne 80.0% 72.4% 72.5% 74.0% 76.1% 77.2% 78.2% Chicago 98.6% 97.3% 96.1% 96.0% 96.7% 97.3% 97.4% SoCal Border NW Opal Wyoming 95.4% 80.2% 79.4% 81.0% 82.0% 82.4% 82.9% REX West 96.3% 83.0% 82.9% 84.2% 86.0% 86.9% 87.7% SoCal Border 116.2% 100.1% 97.6% 98.8% 100.3% 101.2% 101.6% SoCal Citygate 158.1% 131.1% 125.3% 128.1% 124.9% 123.1% 121.4% Source: SNL 42

Preliminary Draft –Subject to Change Overview of Rockies Express Currently Effective REX Tariffs FTS Reservation Charge ($/Dthd) FTS Maximum Commodity Charge ($/Dth) Maximum Zone 1 Zone 2 Zone 3 Maximum Zone 1 Zone 2 Zone 3 from Zone 1 $0.2325 $0.7744 $1.6511 from Zone 1 $0.0030 $0.0049 $0.0074 from Zone 2 0.7744 0.5419 1.4186 from Zone 2 0.0049 0.0019 0.0044 from Zone 3 1.6511 1.4186 0.8767 from Zone 3 0.0074 0.0044 0.0025 FTS Backhaul Reservation Charge ($/Dthd) FTS Minimum Commodity Charge ($/Dth) Maximum Zone 1 Zone 2 Zone 3 Minimum Zone 1 Zone 2 Zone 3 from Zone 1 $0.1539 N/A N/A from Zone 1 $0.0030 $0.0049 $0.0074 from Zone 2 0.5125 $0.3586 N/A from Zone 2 0.0049 0.0019 0.0044 from Zone 3 1.0927 0.9388 $0.5802 from Zone 3 0.0074 0.0044 0.0025 FTS Fuel Charge (%/Dth) Zone 1 Zone 2 Zone 3 from Zone 1 0.30% 0.48% 0.72% from Zone 2 —% 0.13% 0.37% from Zone 3 0.19% 0.19% 0.19% Source: FERC filings 43
Legend Cheyenne Connector Colorado Interstate Hereford Lateral Grand Mesa / Saddlehorn Bluestem Kern River Elk Creek Natural Gas Pipeline of America Keystone XL Northwest Liberty Pipeline PEPL Saddlehorn Extension Questar Seahorse Ruby PXP Southern Star REX TETCO TIGT Trans-Colorado Trailblazer Wyoming Interstate Cheyenne Plains 44

Subject to Change Overview of Rockies Express Overview – REX Competitive Landscape – Zone 1 and 2 (cont’d) REX Competitors Throughput (Dthd) Capacity Utilization Maximum Pipeline Capacity (Dthd) 3Q ‘19 3Q ‘19 FT Rate ($/Dthd) Owner Rockies Express Pipeline LLC 4,400,000 4,474,605 101.7% $0.2325—$1.6511 Tallgrass Energy, LP / Phillips 66 Cheyenne Plains Gas Pipeline 820,000 565,942 69.0% $0.35153 Kinder Morgan, Inc. Colorado Interstate Gas Company 4,099,000 3,659,285 89.3% 0.29620 Kinder Morgan, Inc. Kern River Gas Transmission Company 2,445,000 2,093,086 85.6% 0.47340 Berkshire Hathaway Inc. Northwest Pipeline Company 3,900,000 1,698,693 43.6% 0.39033 Williams Partners L.P. Questar Pipeline Company 2,530,000 1,220,525 48.2% 0.17385 Dominion Midstream Partners, LP Ruby Pipeline 1,500,000 771,930 51.5% 1.13696 Kinder Morgan, Inc. / Veresen Inc. GE Energy Financial Services / Southern Star Central Gas Pipeline Inc. 1,270,000 1,257,592 99.0% 0.20540 Caisse de dépôt et placement du Québec Tallgrass Interstate Gas Transmission, LLC 1,900,000 693,443 36.5% 0.58000 Tallgrass Energy Partners, LP Trailblazer Pipeline Company, LLC 902,000 1,011,782 112.2% 0.13632 Tallgrass Energy Partners, LP TransColorado Gas Transmission 692,000 224,317 32.4% 0.30639 Kinder Morgan, Inc. Wyoming Interstate Company, L.L.C. 2,736,000 2,603,268 95.1% 0.07928 Kinder Morgan, Inc. Source: FERC filings, SNL and company presentations 45
Preliminary Draft –Subject to Change Overview of Rockies Express West-to-East Volume Considerations ï® TGE management has indicated that Chicago, IL will Summary NGPL Tariff Information remain a key market for these shippers which can be Receipt and Delivery accessed by REX via NGPL Receipt: Midcontinent Delivery: Market ï® Over the previous five years, the REX West to Chicago, Firm Transportation – Base Rates (Peak) IL differential has averaged $0.13 per Dth, a $0.25 Maximum Minimum discount to the forward curve average of $0.38 per Dth Reservation ($ per Dthd) $0.2821 $—over the next seven years Commodity ($ per Dth) 0.0146 0.0146 Firm Transportation – Base Rates (Off-Peak) ï® Based on the REX recontracted rate from Zone 1 to Zone Maximum Minimum 2 and the current NGPL market rate, transportation costs Reservation ($ per Dthd) $0.2377 $—on REX via NGPL total approximately $0.32 per Dth Commodity ($ per Dth) 0.0034 0.0034 REX West1 to Chicago, IL – Historical and Projected Differentials $0.80 $0.60 $0.40 $0.38 $0.20 $0.13 $— ($0.20) 10/11/14 10/10/16 10/11/18 10/10/20 10/11/22 10/10/24 10/11/26 REX West to Chicago, IL Differential Average (Historical 5 Years) Average (Projected 7 Years) Source: FERC filings, Company presentations, SNL 1. Historical based on Opal, WY prices 46

Preliminary Draft –Subject to Change Overview of Rockies Express West-to-East Volume Considerations (cont’d) ï® Over the previous five years, the Cheyenne, WY to Chicago, IL differential has averaged $0.30 per Dth; however, the forward curve suggests an increase to an average of $0.54 per Dth over the next seven years Cheyenne, WY to Chicago, IL – Historical and Projected Differentials $1.00 $0.80 $0.60 $0.54 $0.40 $0.30 $0.20 $— ($0.20) 10/11/14 10/10/16 10/11/18 10/10/20 10/11/22 10/10/24 10/11/26 Cheyenne, WY to Chicago, IL Differential Average (Historical 5 Years) Average (Projected 7 Years) Source: FERC filings, Company presentations 47
Preliminary Draft – Subject to Change Overview of Rockies Express Overview – REX Competitive Landscape – Appalachia REX Competitor Asset Map – Zone 3 Legend Atlantic Coast Mariner East 2X Mountain Valley REX ANR Pipeline Columbia Gas Transmission Dominion Energy Transfer Natural Gas Pipeline of America PEPL Southern Star TETCO Tennessee Gas Pipeline Texas Gas Transco 48

Preliminary Draft – Subject to Change Overview of Rockies Express Appalachia Basin Production and Pipeline Takeaway Capacity Pipeline takeaway capacity from the Marcellus / Utica has historically been constrained, resulting in large gas price differentials that have negatively impacted drilling economics, particularly in the summer months However, given the slowdown in drilling activity as a result of the decline in wet gas drilling economics and the large number of completed and in-process pipeline expansion and newbuild projects, pipeline capacity has overtaken supply and Wall Street research projects planned pipelines will create excess takeaway capacity from the Marcellus / Utica Forecast Production and Pipeline Capacity Pipeline Projects in Development Source: Wall Street research 49
Preliminary Draft – Subject to Change Overview of Rockies Express Rockies and Appalachian Basin Natural Gas Transportation Market Dynamics Natural Gas Price Forecast ($/MMBtu) Natural Gas Hubs Overview of End Markets Average Pricing Over Year Ending December 31 as Percent of Henry Hub Hub 2019E 2020E 2021E 2022E 2023E 2024E 2025E Chicago 98.6% 97.3% 96.1% 96.0% 96.7% 97.3% 97.4% Dawn 100.5% 97.4% 95.6% 95.8% 96.1% 96.4% 96.7% Dominion South 77.0% 81.2% 80.5% 79.4% 77.8% 79.1% 78.6% Gulf Coast1 95.7% 95.6% 96.6% 96.9% 97.1% 97.3% 97.5% Lebanon 77.0% 81.1% 81.5% 79.4% 79.1% 78.5% 78.6% MichCon 91.3% 92.2% 92.1% 92.8% 93.6% 94.6% 95.8% TCO Pool 80.9% 84.9% 85.2% 83.0% 82.6% 81.9% 82.0% TETCO Market Zone 3 126.0% 120.0% 111.9% 106.8% 104.4% 102.4% 102.8% Dawn MichCon Chicago TETCO Dominion Market Zone 3 REX East TCO Pool Lebanon Henry Hub ANR LA TETCO WLA TETCO ELA 1. Gulf Coast pricing consists of an average of TETCO ELA, TETCO WLA, ANR – LA and Trunkline LA 50

Preliminary Draft – Subject to Change Overview of Rockies Express East-to-West Volume Considerations REX East-to-West capacity is nearly fully contracted including the Zone 3 Capacity Expansion Project The forward curve suggests a Dominion South-to-Panhandle Eastern Pipeline differential of $0.09 per Dth and a Dominion South-to-Chicago, IL, differential of $0.46 per Dth over the next seven years Dominion South to Panhandle Eastern Pipeline – Historical and Projected Differentials Dominion South to Chicago, IL – Historical and Projected Differentials Source: FERC filings 51
Preliminary Draft – Subject to Change Overview of Rockies Express Contract Summary Contract Summary Corporate Credit Rating Shipper Average Remaining Term (Years) Active Contracts Firm Transportation (Dthd) Percent of Total (Dthd) Moody’s S&P Equitable Energy, L.L.C. 14.8 7 900,000 17.6% Baa3 BBB-Encana Marketing (USA) Inc. 13.5 2 706,000 13.8% Ba1 BBB Antero Resources Corp. 20.6 1 600,000 11.7% Ba2 BB Ascent Resources—Utica, LLC 18.8 2 600,000 11.7% B1 B+ ConocoPhillips Co. 9.4 3 445,000 8.7% A3 A Gulfport Energy Corp. 19.2 3 325,000 6.3% Ba3 B+ BP Energy Co. 5.9 3 205,000 4.0% A1 A-Ultra Petroleum Corporation 7.0 1 200,000 3.9% N/A CCC+ Jay-Bee Production Company 15.1 1 150,000 2.9% N/A N/A Occidental Energy Mrkg Inc 6.1 2 140,000 2.7% Baa3 BBB ARM Energy 3.0 3 125,000 2.4% N/A N/A Triad Hunter LLC 12.0 3 100,000 2.0% B2 B-EOG Resources Inc. 10.4 3 93,000 1.8% A3 A-Louis Dreyfus Energy Services 0.6 2 70,000 1.4% N/A N/A Indiana Gas Co. 15.0 1 60,000 1.2% Baa2 BBB+ Marathon Oil Co. 7.0 2 52,000 1.0% Baa3 BBB Other 5.3 14 349,300 6.8% Rockies Express Pipeline Total 13.4 53 5,120,300 100.0% 2 4 1 5 3 Selected Credit Analysis Companies Source: FactSet and SNL Note: As of October 11, 2019 Weighted by Firm Transportation (Dthd) Subsidiary of EQT Corporation. Reflects parent credit rating Contract with Ultra Petroleum Corporation begins December 1, 2019 Subsidiary of Montage Resources Corporation. Reflects parent credit rating Subsidiary of Centerpoint Energy, Inc. Reflects parent credit rating 52

Preliminary Draft – Subject to Change Overview of Rockies Express Ascent Shipper Overview Moody’s S&P ? Ascent Resources – Utica, LLC (“Ascent” or “ARU”) operates approximately 350,000 net leasehold acres in the Utica Shale in Eastern Ohio Corporate Outlook B1 Positive B+ Negative ? Ascent had approximately 7,600 Bcfe of proved reserves as of December 31, 2018 S&P Commentary: September 4, 2019 Rockies Express Pipeline Firm Transportation Agreements Average Remaining Term1 18.8 years Active Contracts Two Total Daily Transportation 600,000 Dth ? “The negative outlook on ARU reflects weak industry fundamentals and poor investor sentiment at a time when ARU has more than $1 billion of debt outstanding on its reserve-based lending facility due December 2021 and $975 million of debt maturing in 2022.” ? “We could lower the ratings if the company were not able to extend its debt maturities or if FFO to debt approached 20% for a sustained period…” Ascent Debt Prices Ascent Acreage Map
Subject to Change Overview of Rockies Express Gulfport Shipper Overview Moody’s S&P ï® Gulfport Energy Corporation (“Gulfport”) operates Corporate Ba3 B+ approximately 241,000 gross acres in the Utica Shale in Eastern Ohio with production of 1.05 Bcfed through 1H Outlook Stable Stable 2019 ï® Actively looking to divest non-core assets and currently running sell-side process for SCOOP water infrastructure S&P Commentary: August 20, 2019 assets ï® “We are downgrading Gulfport to ‘B+’ from ‘BB-’…reflects Rockies Express Pipeline Firm Transportation Agreements weaker-than-anticipated financial measures due to the decline in Henry Hub natural gas price realizations…” Average Remaining 19.2 years ï® “We could lower the rating if we expect FFO to debt to Term1 average below 20% with no clear path to improvement.” Active Contracts Three ï® “We could raise the rating if the company increases its proved developed reserves and production to levels more Total Daily comparable with higher-rated peers…” 325,000 Dth Transportation Gulfport Debt Prices Gulfport Acreage Map 100.00 95.00 90.00 85.00 80.00 75.00 71.31 70.00 66.56 65.00 65.00 64.50 60.00 Jan-19 Feb-19 Mar-19 Apr-19 May-19 Jun-19 Aug-19 Sep-19 Oct-19 $350 MM 6.625% Senior Unsecured $630 MM 6.000% Senior Unsecured Legend Notes due 2023 Notes due 2024 $577 MM 6.375% Senior Unsecured $398 MM 6.375% Senior Unsecured Rockies Express Notes due 2025 Notes due 2026 Gulfport Acreage Source: FactSet, Moody’s, S&P, SNL and company filings Note: Market data as of October 11, 2019 1. Weighted by firm transportation volume (Dthd) 54

Preliminary Draft – Subject to Change Overview of Rockies Express Ultra Shipper Overview Moody’s S&P ï® Ultra Petroleum Corporation (“Ultra”) operates Corporate N/A CCC+ approximately 69,000 net acres in and around the Pinedale and Jonah fields in Southwest Wyoming Outlook N/A Negative S&P Commentary: March 21, 2019 Rockies Express Pipeline Firm Transportation Agreements Average Remaining Seven-year term beginning ï® “We raised our issuer credit rating on Ultra Petroleum to Term1 December 1, 2019 ‘CCC+’ from ‘SD’ (selective default).”ï,„ “Ultra has completed several debt exchanges below Active Contracts One par whereby it exchanged portions of its unsecured notes due 2022 and 2025 for new second-lien notes due 2024.” Total Daily 200,000 Dth ï® “The negative rating outlook reflects our view that Ultra Transportation remains in a vulnerable state and will be dependent on favorable business and financial conditions to meet its Ultra Debt Prices financial commitments.” 100.00 Ultra Acreage Map 80.00 60.00 40.00 20.00 13.00 7.00 — 7.00 Jan-19 Feb-19 Mar-19 Apr-19 May-19 Jun-19 Aug-19 Sep-19 Oct-19 $150 MM 6.875% Senior Unsecured $578 MM 9.000% Cash / 2.000% PIK Senior Notes due 2022 Secured 2L Notes due 2024 Legend $225 MM 7.125% Senior Unsecured Rockies Express Notes due 2025 Ultra Acreage Source: FactSet, Moody’s, S&P, SNL and company filings Note: Market data as of October 11, 2019 55
Preliminary Draft – Subject to Change Overview of Rockies Express Montage / Triad Shipper Overview Moody’s S&P ï® Triad Hunter LLC (“Triad”) is a subsidiary of Montage Corporate B2 B-Resources Corporation (“Montage”), which owns approximately 218,000 net undeveloped acres in the Utica Outlook Stable NA Shale and Marcellus Shale ï® Montage had approximately 2,700 Bcfe of proved reserves S&P Commentary: April 4, 2019 as of December 31, 2018 and 2Q 2019 production of 535.5 MMcfed (80.3% natural gas) ï® “Our assessment of Montage’s business risk profile primarily reflects the relatively small size and scale of its Rockies Express Pipeline Firm Transportation Agreements proved reserves and its high exposure to natural gas, Average Remaining which we view less favorably than oil due to its lower price 12.0 years Term1 on an energy equivalent basis.” ï® “We could lower the rating if we expected liquidity to Active Contracts Three deteriorate or believed that FFO to debt would fall and Total Daily remain below 20%...” 100,000 Dth Transportation Montage Debt Prices Montage Acreage Map 120.00 110.00 100.00 90.00 80.00 75.50 70.00 60.00 Legend Jan-19 Feb-19 Mar-19 Apr-19 May-19 Jun-19 Aug-19 Sep-19 Oct-19 $510 MM 8.875% Senior Unsecured Rockies Express Notes due 2023 Montage Acreage Source: FactSet, Moody’s, S&P, SNL and company filings Note: Market data as of October 11, 2019 1. Weighted by firm transportation volume (Dthd) 56

Preliminary Draft – Subject to Change Overview of Rockies Express EdgeMarc – Bankruptcy Case Study Overview of the Situation EdgeMarc Operating Area Map ï® EdgeMarc Energy Holdings, LLC (“EdgeMarc”) is a private E&P with assets in the Marcellus Shale of Southwest Appalachia ï,„ EdgeMarc was also a contracted shipper on Energy Transfer LP’s (“Energy Transfer”) Revolution Pipeline (“Revolution”), among others ï,„ In 2017, EdgeMarc signed a firm transportation agreement with Rockies Express for 50.0 MDthd that was set to expire in December 2031 ï® On September 10, 2018, an explosion occurred on Revolution near Beaver County, PA ï,„ The explosion forced Energy Transfer to shut-in natural gas producing wells contracted on Revolution, including EdgeMarc’s ï,„ Shut-in production from EdgeMarc’s Butler County acreage, combined with firm transport commitments to long-haul pipelines including Rockies Express, constrained EdgeMarc’s ability to generate cash flow Legend ï® EdgeMarc filed for Chapter 11 bankruptcy on May 15, Gas Plant 2019 and submitted first day motions to reject its Blue Racer transportation obligations on numerous pipelines Energy Transfer ï® EdgeMarc is liquidating its assets through a court- Eureka Pipeline ATEX Pipeline supervised §363 sale process Burgettstown Lateral ï® On June 14, 2019, the bankruptcy court approved Dominion EdgeMarc’s request to terminate four firm transportation Mariner East Mariner West agreements, including the agreement with Rockies Rockies Express Express Rover Pipeline ï® On August 28, 2019, the bankruptcy court approved EdgeMarc Acreage EdgeMarc’s sale of natural gas assets in Washington County and Monroe County in Ohio for $50 million Source: Debtwire and company website 57
C. TGE Identified Growth Projects

Preliminary Draft – Subject to Change TGE Identified Growth Projects Growth Projects – TGE’s Seahorse Pipeline and Plaquemines Liquids Terminal Asset Overview Seahorse and PLT Map ï® On August 1, 2018, TGE announced the joint Legend development with Drexel Hamilton Infrastructure Partners, LP of the Plaquemines Liquids Terminal Cushing, OK Seahorse PLT (“PLT”), an import- / export-capable liquids terminal located near the mouth of the Mississippi River Plaquemines ï,„ PLT is expected to be fully operational by Q2 2020E and is permitted for up to 20.0 MMBbls of Liquids storage capacity Terminal, ï,„ PLT will have the ability to fully load and unload LLC Suezmax vessels, giving customers access to international markets • TGE anticipates a separate offshore extension that would give PLT the added capability to load Very Large Crude Carriers by Q3 2021E ï® On August 1, 2018, TGE announced plans to develop the Seahorse Pipeline (“Seahorse”), a 700-mile, 30 -inch, batch-capable crude oil pipeline from Cushing, OK to St. James, LA, with an anticipated in-service date of Q3 2021E ï,„ Seahorse will have 800 MBpd of crude oil transport capacity (initial capacity of 400 MBpd) ï,„ PXP will directly connect into Seahorse, providing Seahorse Powder River Basin producers with extensive Pipeline, LLC downstream market access ï® On August 15, 2018, TGE announced a binding open season, soliciting shipper commitments for crude oil transportation on Seahorse ï® On November 26, 2018, TGE signed an agreement with an unaffiliated third-party that has the potential to be an anchor shipper and equity partner in Seahorse St. James, LA ï® TGE announced the 9th open season extension on July 31, 2019 Source: Public filings 58
Preliminary Draft –Subject to Change D. TGE Financial Projections

Preliminary Draft – Subject to Change TGE Financial Projections TGE Financial Projections – Assumptions ï® The TGE Financial Projections and assumptions as provided by TGE management and utilized herein by Evercore, incorporate the following: ï,„ Segment-level EBITDA for each of REX, Non-REX Natural Gas Transportation, crude oil transportation, Terminals, TMID, BNN and Stanchion ï,„ Dividends per share increasing from $2.25 in 2020E to $2.33 in 2023E as dividend coverage increases from 1.02x to 1.25x over the same period ï,„ Between $758.0 million and $860.0 million of growth capital expenditures in each of 2020E through 2023E • Includes $750.0 million of growth capital expenditures annually through the forecast period for a combination of projects and acquisitions currently planned and not currently identified based on historical growth and acquisition capital expenditures • Assumes projects and acquisitions are completed at a weighted average EBITDA multiple of 7.5x with 6.3% of EBITDA realized in the year capital expenditures occur, 81.3% of EBITDA realized in the following year and 100.0% of EBITDA realized thereafter ï,„ Growth capital expenditures are funded by a combination of dividend coverage, TGE follow-on equity issuances, borrowings on TGE’s revolver and long-term notes issuances • Assumes TGE issues 18.7 million, 8.7 million, 6.3 million and 10.5 million Class A Shares in 2020E, 2021E, 2022E and 2023E, respectively, at an implied dividend per share yield of 7.5% for net proceeds of between $175.0 million and $500.0 million annually • TGE issues $500.0 million in unsecured debt annually from 2020E through 2022E at an interest rate of 5.25% Source: TGE management
Preliminary Draft – Subject to Change TGE Financial Projections TGE Financial Projections ($ in millions, except per share amounts) For the Years Ending December 31, 2020E-2023E 2020E 2021E 2022E 2023E CAGR Natural Gas Transportation REX EBITDA to TGE $450.9 $452.1 $449.0 $447.6 (0.2%) Less: REX Interest Expense and Maintenance Capital Expenditures (94.7) (95.0) (95.3) (95.5) 0.3% REX Distributable Cash Flow to TGE $356.2 $357.2 $353.7 $352.1 (0.4%) Non-REX Natural Gas Transportation 84.1 87.9 89.8 89.7 2.2% Total Natural Gas Transportation $440.3 $445.1 $443.5 $441.8 0.1% Crude Oil Transportation Total Crude Oil Transportation $223.9 $232.1 $239.9 $242.4 2.7% Gathering, Processing & Terminalling Terminals $36.6 $37.0 $37.6 $38.1 1.4% TMID 41.5 47.1 49.8 51.1 7.2% BNN 104.7 127.2 136.3 136.7 9.3% Stanchion 10.0 10.0 10.0 10.0 —% Total Gathering, Processing & Terminalling $192.8 $221.3 $233.7 $235.9 6.9% Total Asset EBITDA $857.1 $898.4 $917.1 $920.1 2.4% Plus: Growth Wedge EBITDA 17.1 100.8 200.8 300.8 NM Less: Corporate G&A (7.7) (7.8) (8.0) (8.1) 2.0% Total EBITDA $866.5 $991.5 $1,109.9 $1,212.8 11.9% Less: Maintenance Capital Expenditures (37.5) (39.6) (42.1) (44.2) Less: Interest Expense (160.0) (186.0) (211.0) (235.0) Cash Available for Dividends $669.0 $765.9 $856.9 $933.6 11.7% Dividends Paid $655.5 $685.0 $704.0 $748.0 Average Shares Outstanding 290.8 304.5 312.0 320.4 CAFD / Share $2.30 $2.52 $2.75 $2.91 8.2% Dividends / Share 2.25 2.25 2.26 2.33 1.2% Total Dividend Coverage 1.02x 1.12x 1.22x 1.25x CAFD Surplus / (Shortfall) $13.5 $80.9 $152.9 $185.6 Total EBITDA $866.5 $991.5 $1,109.9 $1,212.8 Plus: REX EBITDA to TGE 450.9 452.1 449.0 447.6 Less: REX Distributable Cash Flow to TGE (356.2) (357.2) (353.7) (352.1) Adjusted EBITDA $961.3 $1,086.4 $1,205.2 $1,308.3 10.8% Source: TGE management 60

Preliminary Draft – Subject to Change TGE Financial Projections TGE Financial Projections (cont’d) ($ in millions) For the Years Ending December 31, 2020E 2021E 2022E 2023E Sources CAFD Surplus / (Shortfall) $13.5 $80.9 $152.9 $185.6 Equity Issuance 500.0 225.0 175.0 300.0 Senior Note Issuance 500.0 500.0 500.0 —Revolving Credit Facility Draw / (Repayment) (153.5) 35.1 (69.9) 272.4 Cash from / (to) Balance Sheet Total Sources $860.0 $841.0 $758.0 $758.0 Uses REX Expansion Capital $30.3 $— $— $—Powder River Gateway Capital Expenditures — 5.3 TMID Capital Expenditures 27.3 26.3 BNN Capital Expenditures 52.3 59.3 8.0 8.0 Other Growth Capital Expenditures / Acquisitions 750.0 750.0 750.0 750.0 Total Uses $860.0 $841.0 $758.0 $758.0 Capital Structure Cash $9.4 $9.4 $9.4 $9.4 Revolver 1,268.4 1,303.5 1,233.6 1,506.0 4.750% Senior Notes Due 2023 500.0 500.0 500.0 500.0 5.500% Senior Notes Due 2024 750.0 750.0 750.0 750.0 5.500% Senior Notes Due 2028 750.0 750.0 750.0 750.0 New 5.250% Senior Notes 500.0 1,000.0 1,500.0 1,500.0 Net Debt $3,759.0 $4,294.0 $4,724.2 $4,996.6 Net Debt / LTM EBITDA 4.3x 4.3x 4.3x 4.1x
Preliminary Draft –Subject to Change III. Valuation of TGE Shares

Subject to Change Valuation of TGE Shares Valuation Methodologies ï® Evercore utilized the following analytical approaches and methodologies in its valuation of the TGE shares with an effective date of January 1, 2020 Methodology Description Metrics / Assumptions ï® Values TGE shares based on the concepts of the time value of money ï® Discounted the projected cash flows to the assumed January 1, 2020 effective date ï® Utilizing the TGE Financial Projections, as ï® Shareholder effective tax rate of 37.0% previously reviewed herein, Evercore: ï® Tax depreciation based on immediate expensing of capital expenditures and a full stepï,„ Utilized varying weighted average cost of up in tax basis capital (“WACC”) discount rates and DCF Analysis ï® WACC based on the Capital Asset Pricing Model (“CAPM”) for MLPs and C-Corps with applied various perpetuity growth rates to assets comparable to those owned by TGE derive after-tax valuation ranges for a TGE share ï® For the terminal value, tax depreciation assumed to be equal to maintenance capital expenditures ï,„ Calculated terminal values based on a range of multiples of EBITDA derived from ï® EBITDA exit multiple of 8.5x to 10.5x (incorporating a discount for supply-driven versus precedent transactions as well as demand driven volumes) and a perpetuity growth rate of 0.75% to 1.75% assumed perpetuity growth rates ï® Projected dividends based on the TGE Financial Projections and discounted projected cash flows to the assumed January 1, 2020 effective date Discounted ï® Values TGE shares based on the present value of ï® Terminal yield range of 8.0% to 10.0% based on the dividend yield at which TGE has Dividend the future cash dividends to TGE shareholders traded since the first ex-dividend date following closing of the MLP Buy-In Analysis ï® Cost of equity of 8.0% to 9.0% based on the CAPM and 12.0% to 14.0% based on total expected market return for comparable midstream MLPs / C-Corps Peer Group ï® Valuation based on multiples of enterprise value ï® Based on multiples of enterprise value to EBITDA for MLPs and C-Corps with assets Trading / relevant EBITDA for publicly traded entities similar to those owned by TGE Analysis with assets similar to those owned by TGE ï® Values the TGE shares based on the sum of the Sum-of-the- valuation of each business unit based on each ï® Metrics and assumptions as set forth on the following pages Parts Analysis of DCF Analysis, Peer Group Trading Analysis and Precedent M&A Transactions Analysis Premiums ï® Values TGE shares based on historical Paid in premiums paid in selected relevant cash ï® Median 1-Day, 30-Day and 60-Day premiums paid applied to relevant equity prices Only Midstream midstream mergers Reference Mergers
Preliminary Draft – Subject to Change Valuation of TGE Shares Summary Valuation Analysis ($ in millions, except per share amounts) For Reference Corporate-Level Analysis Sum-of-the-Parts Analysis Only Discounted Cash Flow Analysis Discounted Dividend Analysis Peer Group Discounted Cash Flow Analysis Precedent M&A Peer Group Trading Analysis Premiums Paid Trading Transactions EBITDA Exit Expected Market EBITDA Exit Analysis Perpetuity Growth CAPM Analysis Perpetuity Growth Analysis 2020E 2021E Multiple Return Multiple $55.00 $53.68 $50.00 $45.00 $40.85 $40.00 $38.43 $35.00 $29.27 $30.00 $28.05 $25.84 $27.34 $25.78 $25.61 $28.07 $25.00 $23.31 $22.95 $23.01 $23.14 $22.61 $22.56 $18.64 $22.68 $24.22 $22.12 $20.00 $18.24 $18.62 $20.88 $18.13 $15.00 $16.42 $16.99 $17.17 $16.34 $15.30 $15.13 $16.26 $13.16 $11.94 $10.00 $11.23 Proposed Consideration: $5.00 $19.50 per Class A Share $— WACC of 5.5%—6.5% 8.0%—10.0% Terminal Yield 2020E EBITDA at REX and Crude Oil Transportation 2019E 2020E 2021E Median 1-Day EBITDA Exit Multiple: 8.5x to 10.5x Equity Cost of Capital Equity Cost of 9.0x—11.0x Multiple WACC of 6.0%—7.0% EBITDA Multiple EBITDA Multiple EBITDA Multiple Premium 13.3% Perpetuity Growth Rates Based on CAPM of Capital Based 2021E EBITDA at EBITDA Exit Multiple: 9.0x to 11.0x Reference Materials Reference Materials Median 30-Day of 0.75%—1.75% 8.0%—9.0% on Total Expected 8.5x—10.5x Multiple Perpetuity Growth Rates of 0.25%—0.75% Reviewed Herein Reviewed Herein Premium 9.8% Market Return of Non-REX Natural Gas for EBITDA Multiple for EBITDA Multiple Detail Median 60-Day 12.0%—14.0% Transportation and Terminals Detail Premium 14.2% WACC of 6.5%—7.5% EBITDA Exit Multiple: 9.0x to 11.0x Perpetuity Growth Rates of 1.00%—2.00% TMID WACC of 6.5%—7.5% Implied TGE Share Value Including Growth Wedge EBITDA Exit Multiple: 8.0x to 10.0x Perpetuity Growth Rates of 0.25%—0.75% BNN WACC of 9.0%—10.0% Implied TGE Share Value Excluding Growth Wedge EBITDA Exit Multiple: 7.5x to 9.5x Perpetuity Growth Rates of 0.25%—0.75% Growth Wedge WACC of 5.5%—6.5% EBITDA Exit Multiple: 8.5x to 10.5x Perpetuity Growth Rates of 0.75%—1.75% Source: TGE management 63

Preliminary Draft –Subject to Change Valuation of TGE Shares ($ in millions, except per share amounts) Corporate-Level – Discounted Cash Flow Analysis Including Growth Wedge For the Years Ending December 31, EBITDA Perpetuity 2020E 2021E 2022E 2023E Multiple Growth 1 $961.3 $1,086.4 $1,205.2 $1,308.3 $1,407.5 2 $1,407.5 2 Adjusted EBITDA Less: Tax Depreciation and Amortization (14,488.1) (880.5) (800.1) (802.2) (56.9) EBIT ($13,526.9) $205.9 $405.1 $506.1 $1,350.6 Less: Taxes 3 — (15.2) (30.0) (37.5) (499.7) EBIAT ($13,526.9) $190.7 $375.1 $468.7 $850.9 Plus: Tax Depreciation and Amortization 14,488.1 880.5 800.1 802.2 56.9 4 Less: Growth Capital Expenditures 1 (860.0) (841.0) (758.0) (758.0) —Less: Maintenance Capital Expenditures (37.5) (39.6) (42.1) (44.2) (44.2) Less: REX Maintenance Capital Expenditures to TGE 1 (11.9) (12.2) (12.4) (12.7) (12.7) Unlevered Free Cash Flow $51.8 $178.5 $362.7 $456.0 $850.9 EBITDA Multiple / Perpetuity Growth Rate 9.5x 1.25% Implied Terminal Value $13,371.3 $18,137.6 PV of Terminal Value @ 6.0% Discount Rate $10,591.4 $14,791.4 Plus: PV of Unlevered Free Cash Flow @ 6.0% Discount Rate 899.3 Implied Enterprise Value $11,490.7 – $15,690.7 Less: Debt Outstanding as of January 1, 2020 1 (4,959.4) Plus: Cash as of January 1, 2020 9.4 Implied Equity Value $6,540.7 – $10,740.7 Implied TGE Share Value $23.25 – $38.18 EBITDA Exit Multiple Sensitivities Perpetuity Growth Rate Sensitivities 2023E EBITDA Multiple Perpetuity Growth Rate 7.5x 8.5x 9.5x 10.5x 11.5x 0.25% 0.75% 1.25% 1.75% 2.25% 5.0% $16.55 $20.67 $24.78 $28.90 $33.02 5.0% $39.49 $46.13 $54.52 $65.51 $80.49 5.5% 15.93 19.97 24.01 28.05 32.08 5.5% 33.53 38.83 45.38 53.68 64.54 WACC 6.0% 15.32 19.29 23.25 27.21 31.17 WACC 6.0% 28.61 32.94 38.18 44.65 52.86 6.5% 14.73 18.62 22.51 26.40 30.29 6.5% 24.48 28.07 32.35 37.54 43.93 7.0% 14.15 17.97 21.78 25.60 29.42 7.0% 20.97 24.00 27.55 31.78 36.90 Source: TGE management 1. EBITDA, Growth Capital Expenditures, Maintenance Capital Expenditures and Debt reflect 75% ownership interest in REX 2. Includes run-rate Growth Wedge EBITDA of $400.0 million 3. 37.0% effective tax rate 4. Includes REX Maintenance Capital Expenditures to TGE 64
Subject to Change Valuation of TGE Shares ($ in millions, except per share amounts) Corporate-Level – Discounted Cash Flow Analysis Excluding Growth Wedge For the Years Ending December 31, EBITDA Perpetuity 2020E 2021E 2022E 2023E Multiple Growth Adjusted EBITDA 1 $944.2 $985.6 $1,004.4 $1,007.5 $1,007.5 $1,007.5 Less: Tax Depreciation and Amortization (12,084.4) (130.5) (50.1) (52.2) (56.9) EBIT ($11,140.2) $855.1 $954.3 $955.3 $950.6 Less: Taxes 2 — (63.3) (70.6) (70.7) (351.7) EBIAT ($11,140.2) $791.8 $883.7 $884.6 $598.9 Plus: Tax Depreciation and Amortization 12,084.4 130.5 50.1 52.2 56.9 3 Less: Growth Capital Expenditures 1 (110.0) (91.0) (8.0) (8.0) —Less: Maintenance Capital Expenditures (37.5) (39.6) (42.1) (44.2) (44.2) Less: REX Maintenance Capital Expenditures to TGE 1 (11.9) (12.2) (12.4) (12.7) (12.7) Unlevered Free Cash Flow $784.8 $779.6 $871.2 $871.9 $598.9 EBITDA Multiple / Perpetuity Growth Rate 9.5x 1.25% Implied Terminal Value $9,571.3 $12,766.0 PV of Terminal Value @ 6.0% Discount Rate $7,581.4 $10,410.8 Plus: PV of Unlevered Free Cash Flow @ 6.0% Discount Rate 2,940.8 Implied Enterprise Value $10,522.2 – $13,351.6 Less: Debt Outstanding as of January 1, 2020 1 (4,959.4) Plus: Cash as of January 1, 2020 9.4 Implied Equity Value $5,572.2 – $8,401.6 Implied TGE Share Value $19.81 – $29.86 EBITDA Exit Multiple Sensitivities Perpetuity Growth Rate Sensitivities 2023E EBITDA Multiple Perpetuity Growth Rate 7.5x 8.5x 9.5x 10.5x 11.5x 0.25% 0.75% 1.25% 1.75% 2.25% 5.0% $15.15 $18.10 $21.05 $23.99 $26.94 5.0% $30.93 $35.60 $41.51 $49.24 $59.78 5.5% 14.64 17.53 20.42 23.31 26.20 5.5% 26.66 30.39 35.01 40.85 48.49 WACC 6.0% 14.13 16.97 19.81 22.64 25.48 WACC 6.0% 23.13 26.17 29.86 34.42 40.19 6.5% 13.64 16.42 19.21 21.99 24.77 6.5% 20.15 22.68 25.70 29.34 33.85 7.0% 13.16 15.89 18.62 21.35 24.09 7.0% 17.62 19.75 22.25 25.22 28.83 Source: TGE management 1. EBITDA, Growth Capital Expenditures, Maintenance Capital Expenditures and Debt reflect 75% ownership interest in REX 2. 37.0% effective tax rate 3. Includes REX Maintenance Capital Expenditures to TGE 65

Subject to Change Valuation of TGE Shares Corporate-Level – Discounted Dividend Analysis For the Years Ending December 31, Terminal Value 2020E 2021E 2022E 2023E Low High TGE Dividend per Share $2.25 $2.25 $2.26 $2.33 $2.33 – $2.33 Terminal Yield 1 10.0% 8.0% Terminal Value $23.35 $29.18 Equity Cost of Capital Based on CAPM 2 Present Value @ 7.5% of Equity Value $25.37 – $29.74 Present Value @ 8.0% of Equity Value 24.98 – 29.27 Present Value @ 8.5% of Equity Value 24.60 – 28.81 Present Value @ 9.0% of Equity Value 24.22 – 28.36 Present Value @ 9.5% of Equity Value 23.85 – 27.91 Implied TGE Share Value – Based on CAPM $24.22 – $29.27 Equity Cost of Capital Based on Total Expected Market Return 2 Present Value @ 11.0% of Equity Value $22.80 – $26.65 Present Value @ 12.0% of Equity Value 22.13 – 25.84 Present Value @ 13.0% of Equity Value 21.50 – 25.08 Present Value @ 14.0% of Equity Value 20.88 – 24.34 Present Value @ 15.0% of Equity Value 20.30 – 23.63 Implied TGE Share Value – Based on Total Expected Market Return $20.88 – $25.84 1. Terminal Yield based on TGE’s median yield of 8.9% since its first ex-dividend date following closing of the MLP Buy-In (high/low yield range of 15.1% to 7.6%) 2. For detail on Equity Cost of Capital calculations, see Appendix 66
Preliminary Draft – Subject to Change Valuation of TGE Shares Corporate-Level – Peer Group Trading Analysis ($ in millions, except per share / unit amounts) Price Equity Enterprise Enterprise Value / EBITDA Distribution / Dividend Yield Debt / 2019E Partnership / Company 10/11/19 Value Value 2020E 2021E Current 2020E 2021E EBITDA Corporate-Level Peer Trading Group Crestwood Equity Partners LP $34.84 $2,594.1 $5,807.1 9.5x 9.0x 6.9% 7.2% 7.5% 4.2x Enable Midstream Partners, LP 10.90 4,742.6 9,545.6 8.5 8.3 12.1% 12.1% 12.6% 4.0 Enbridge Inc. 35.93 72,870.4 131,128.3 12.6 11.8 6.2% 6.9% 7.3% 5.0 Energy Transfer LP 12.57 33,701.8 96,056.5 8.7 8.4 9.7% 9.7% 10.1% 4.5 EnLink Midstream, LLC 7.53 3,705.4 9,898.9 8.7 8.4 15.0% 15.3% 15.5% 4.3 Kinder Morgan, Inc. 20.23 45,796.8 82,259.9 10.6 10.4 4.9% 6.2% 6.6% 4.7 Plains All American Pipeline, L.P. 19.18 14,082.4 26,103.4 9.4 8.9 7.5% 7.9% 8.3% 3.4 TC PipeLines, LP 38.69 2,815.1 4,865.1 10.4 10.6 6.7% 6.7% 6.7% 4.3 Targa Resources Corp. 39.46 9,185.5 19,565.8 11.8 10.2 9.2% 9.2% 9.5% 5.3 The Williams Companies, Inc. 23.09 28,089.5 52,844.5 10.1 9.6 6.6% 7.2% 7.9% 4.5 Mean 10.0x 9.6x 8.5% 8.8% 9.2% 4.4x Median 9.8 9.3 7.2% 7.6% 8.1% 4.4 Peer Group Trading Analysis 2020E Adjusted EBITDA 1 $961.3 Relevant EBITDA Multiple 9.0x – 11.0x Implied Enterprise Value Based on 2020E EBITDA $8,651.3 – $10,573.8 2021E Adjusted EBITDA 1 $1,086.4 Relevant EBITDA Multiple 8.5x – 10.5x Implied Enterprise Value Based on 2021E EBITDA $9,234.8 – $11,407.7 Implied Enterprise Value $8,651.3 – $11,407.7 Less: Debt Outstanding as of January 1, 2020 1 (4,959.4) Plus: Cash as of January 1, 2020 9.4 Implied Equity Value $3,701.3 – $6,457.7 Implied TGE Share Value $13.16 – $22.95 Source: TGE management, Public filings, Wall Street research, FactSet 1. EBITDA and Debt reflect 75% ownership interest in REX 67

Preliminary Draft – Subject to Change Valuation of TGE Shares Sum-of-the-Parts – Discounted Cash Flow Analysis ($ in millions, except per share amounts) Methodology Description Metrics / Assumptions ï® Values TGE shares based on the concept of ï® Discounted the projected cash flows to an assumed January 1, 2020 effective date the time value of money ï® Tax depreciation forecast based on a full tax-basis step-up and assuming immediate ï® Utilizing the TGE Financial Projections, expensing of capital expenditures Discounted Evercore: ï® EBITDA exit multiples and perpetuity growth rates for each business unit as set forth below Cash Flow â–º Utilized varying WACC discount rates and For the terminal value, tax depreciation assumed to be equal to maintenance capital Analysis ï® terminal values to derive after-tax valuation expenditures (Sum-of-Parts) ranges ï® Midpoint WACC for each asset as set forth below utilizes CAPM for C-Corps and MLPs â–º Calculated terminal values based on a with assets similar to those of the respective business unit range of multiples of EBITDA and assumed perpetuity growth rates ï® Shareholder effective tax rate of 37.0% Assumptions Resulting Enterprise Value Range EBITDA Exit Perpetuity Growth EBITDA Exit Multiple Perpetuity Growth Rate WACC Range Multiple Range Rate Range Low High Low High REX (Attributable to TGE) 6.0% – 7.0% 9.0x – 11.0x 0.25% – 0.75% $4,495.4 – $5,347.9 $4,633.5 – $5,736.0 Non-REX Natural Gas Transportation 6.5% – 7.5% 9.0 – 11.0 1.00% – 2.00% 853.0 – 1,020.0 835.5 – 1,138.0 Crude Oil Transportation and Stanchion 6.0% – 7.0% 9.0 – 11.0 0.25% – 0.75% 2,523.4 – 3,004.1 2,622.1 – 3,250.8 Terminals 5.5% – 6.5% 9.0 – 11.0 1.00% – 2.00% 387.8 – 461.8 464.9 – 687.3 TMID 6.5% – 7.5% 8.0 – 10.0 0.25% – 0.75% 376.2 – 469.1 338.6 – 423.5 BNN 9.0% – 10.0% 7.5 – 9.5 0.25% – 0.75% 977.7 – 1,203.1 902.7 – 1,050.0 Growth Wedge 1 5.5% – 6.5% 8.5 – 10.5 0.75% – 1.75% 504.7 – 1,216.9 1,443.8 – 3,559.7 Total Enterprise Value (Pre-Corporate G&A) $10,118.2 – $12,722.9 $11,241.3 – $15,845.2 Less: Value of Corporate G&A 2 8.8x – 10.8x 8.8x – 10.8x (67.3) – (82.4) (67.2) – (82.3) Total Enterprise Value $10,050.9 – $12,640.5 $11,174.1 – $15,762.9 Less: Debt as of January 1, 2020 3 (4,959.4) (4,959.4) (4,959.4) (4,959.4) Plus: Cash as of January 1, 2020 9.4 9.4 9.4 9.4 Implied Equity Value $5,100.9 – $7,690.5 $6,224.1 – $10,812.9 TGE Shares Outstanding 281.334 281.334 281.334 281.334 Implied TGE Share Value Including Growth Wedge $18.13 – $27.34 $22.12 – $38.43 Implied TGE Share Value Excluding Growth Wedge 16.34 – 23.01 16.99 – 25.78 1. Growth Wedge discounted at WACC range for Corporate-Level Analysis utilizing EBITDA exit multiples and perpetuity growth rate ranges consistent with those in the Corporate-Level Analysis 2. EBITDA multiples weighted by the respective Enterprise Values 3. Includes 75% of REX debt 68
Subject to Change Valuation of TGE Shares Discounted Cash Flow Analysis – REX ($ in millions) For the Years Ending December 31, EBITDA Perpetuity 2020E 2021E 2022E 2023E Multiple Growth EBITDA $601.3 $602.9 $598.6 $596.8 $596.8 $596.8 Less: Tax Depreciation and Amortization (6,743.6) (16.2) (16.6) (16.9) (16.9) EBIT ($6,142.3) $586.6 $582.1 $579.9 $579.9 Less: Taxes 1 — (43.4) (43.1) (42.9) (214.6) EBIAT ($6,142.3) $543.2 $539.0 $537.0 $365.3 Plus: Tax Depreciation and Amortization 6,743.6 16.2 16.6 16.9 16.9 Less: Growth Capital Expenditures (40.4) -———-Less: Maintenance Capital Expenditures (15.9) (16.2) (16.6) (16.9) (16.9) Unlevered Free Cash Flow $544.9 $543.2 $539.0 $537.0 $365.3 EBITDA Multiple / Perpetuity Growth Rate 10.0x 0.50% Implied Terminal Value $5,967.7 $6,119.1 PV of Terminal Value @ 6.5% Discount Rate $4,638.9 $4,908.7 Plus: PV of Unlevered Free Cash Flow @ 6.5% Discount Rate 1,913.4 Implied Asset Value $6,552.3 – $6,822.1 Implied Asset Value – 75.0% Interest Attributed to TGE $4,914.2 – $5,116.6 EBITDA Exit Multiple Sensitivities Perpetuity Growth Rate Sensitivities 2023E EBITDA Multiple Perpetuity Growth Rate 8.0x 9.0x 10.0x 11.0x 12.0x —% 0.25% 0.50% 0.75% 1.00% 5.5% $4,351.7 $4,713.0 $5,074.3 $5,435.6 $5,796.9 5.5% $5,591.7 $5,799.2 $6,027.4 $6,279.7 $6,560.0 C C 6.0% 4,284.3 4,638.8 4,993.3 5,347.9 5,702.4 C C 6.0% 5,172.1 5,343.7 5,531.0 5,736.0 5,961.6 A A W 6.5% 4,218.4 4,566.3 4,914.2 5,262.1 5,610.1 W 6.5% 4,816.5 4,960.5 5,116.6 5,286.2 5,471.2 7.0% 4,153.9 4,495.4 4,836.9 5,178.3 5,519.8 7.0% 4,511.1 4,633.5 4,765.3 4,907.7 5,061.9 7.5% 4,090.9 4,426.0 4,761.2 5,096.3 5,431.5 7.5% 4,245.9 4,351.1 4,463.7 4,584.7 4,715.0 Source: TGE management 1. 37.0% effective tax rate 69

Preliminary Draft – Subject to Change Valuation of TGE Shares Discounted Cash Flow Analysis – Non-REX Natural Gas Transportation ($ in millions) For the Years Ending December 31, EBITDA Perpetuity 2020E 2021E 2022E 2023E Multiple Growth EBITDA $84.1 $87.9 $89.8 $89.7 $89.7 $89.7 Less: Tax Depreciation and Amortization (959.1) (12.1) (12.3) (12.5) (12.5) EBIT ($875.0) $75.8 $77.5 $77.3 $77.3 Less: Taxes 1 — (5.6) (5.7) (5.7) (28.6) EBIAT ($875.0) $70.2 $71.8 $71.6 $48.7 Plus: Tax Depreciation and Amortization 959.1 12.1 12.3 12.5 12.5 Less: Growth Capital Expenditures -————-Less: Maintenance Capital Expenditures (11.9) (12.1) (12.3) (12.5) (12.5) Unlevered Free Cash Flow $72.2 $70.2 $71.8 $71.6 $48.7 EBITDA Multiple / Perpetuity Growth Rate 10.0x 1.50% Implied Terminal Value $897.5 $898.6 PV of Terminal Value @ 7.0% Discount Rate $684.7 $709.1 Plus: PV of Unlevered Free Cash Flow @ 7.0% Discount Rate 250.4 Implied Asset Value $935.0 – $959.5 EBITDA Exit Multiple Sensitivities Perpetuity Growth Rate Sensitivities 2023E EBITDA Multiple Perpetuity Growth Rate 8.0x 9.0x 10.0x 11.0x 12.0x 0.50% 1.00% 1.50% 2.00% 2.50% 6.0% $823.6 $894.7 $965.8 $1,036.9 $1,108.0 6.0% $980.5 $1,057.0 $1,150.6 $1,267.5 $1,417.8 C C 6.5% 810.7 880.5 950.3 1,020.0 1,089.8 C C 6.5% 906.9 969.9 1,045.5 1,138.0 1,253.5 A A W 7.0% 798.1 866.6 935.0 1,003.5 1,072.0 W 7.0% 844.5 897.2 959.5 1,034.2 1,125.6 7.5% 785.8 853.0 920.2 987.4 1,054.6 7.5% 790.9 835.5 887.6 949.2 1,023.1 8.0% 773.7 839.7 905.6 971.6 1,037.6 8.0% 744.4 782.6 826.7 878.2 939.1 Source: TGE management 1. 37.0% effective tax rate
Preliminary Draft – Subject to Change Valuation of TGE Shares Discounted Cash Flow Analysis – Crude Oil Transportation and Stanchion ($ in millions) For the Years Ending December 31, EBITDA Perpetuity 2020E 2021E 2022E 2023E Multiple Growth Crude Oil Transportation EBITDA $223.9 $232.1 $239.9 $242.4 $242.4 $242.4 Stanchion EBITDA 10.0 10.0 10.0 10.0 10.0 10.0 Less: Tax Depreciation and Amortization (2,832.6) (9.5) (4.2) (4.3) (4.3) EBIT ($2,598.7) $232.6 $245.7 $248.1 $248.1 Less: Taxes 1 — (17.2) (18.2) (18.4) (91.8) EBIAT ($2,598.7) $215.4 $227.5 $229.7 $156.3 Plus: Tax Depreciation and Amortization 2,832.6 9.5 4.2 4.3 4.3 Less: Growth Capital Expenditures — (5.3) -——-Less: Maintenance Capital Expenditures (4.1) (4.2) (4.2) (4.3) (4.3) Unlevered Free Cash Flow $229.9 $215.4 $227.5 $229.7 $156.3 EBITDA Multiple / Perpetuity Growth Rate 10.0x 0.50% Implied Terminal Value $2,524.3 $2,618.1 PV of Terminal Value @ 6.5% Discount Rate $1,962.2 $2,100.2 Plus: PV of Unlevered Free Cash Flow @ 6.5% Discount Rate 797.3 Implied Asset Value $2,759.6 – $2,897.6 EBITDA Exit Multiple Sensitivities Perpetuity Growth Rate Sensitivities 2023E EBITDA Multiple Perpetuity Growth Rate 8.0x 9.0x 10.0x 11.0x 12.0x —% 0.25% 0.50% 0.75% 1.00% 5.5% $2,442.2 $2,645.9 $2,849.7 $3,053.5 $3,257.2 5.5% $3,168.3 $3,286.7 $3,416.9 $3,560.8 $3,720.7 C C 6.0% 2,404.2 2,604.2 2,804.1 3,004.1 3,204.0 C C 6.0% 2,929.1 3,027.0 3,133.8 3,250.8 3,379.5 A A W 6.5% 2,367.1 2,563.3 2,759.6 2,955.8 3,152.0 W 6.5% 2,726.4 2,808.5 2,897.6 2,994.3 3,099.9 7.0% 2,330.8 2,523.4 2,716.0 2,908.6 3,101.2 7.0% 2,552.3 2,622.1 2,697.3 2,778.6 2,866.5 7.5% 2,295.3 2,484.4 2,673.4 2,862.4 3,051.4 7.5% 2,401.2 2,461.2 2,525.4 2,594.4 2,668.8 Source: TGE management 1. 37.0% effective tax rate 71

Preliminary Draft – Subject to Change Valuation of TGE Shares Discounted Cash Flow Analysis – Terminals ($ in millions) For the Years Ending December 31, EBITDA Perpetuity 2020E 2021E 2022E 2023E Multiple Growth EBITDA $36.6 $37.0 $37.6 $38.1 $38.1 $38.1 Less: Tax Depreciation and Amortization (488.9) (1.0) (1.1) (1.1) (1.1) EBIT ($452.3) $36.0 $36.5 $37.0 $37.0 Less: Taxes 1 — (2.7) (2.7) (2.7) (13.7) EBIAT ($452.3) $33.3 $33.8 $34.3 $23.3 Plus: Tax Depreciation and Amortization 488.9 1.0 1.1 1.1 1.1 Less: Growth Capital Expenditures -————-Less: Maintenance Capital Expenditures (1.0) (1.0) (1.1) (1.1) (1.1) Unlevered Free Cash Flow $35.5 $33.3 $33.8 $34.3 $23.3 EBITDA Multiple / Perpetuity Growth Rate 10.0x 1.50% Implied Terminal Value $381.1 $526.4 PV of Terminal Value @ 6.0% Discount Rate $301.9 $429.3 Plus: PV of Unlevered Free Cash Flow @ 6.0% Discount Rate 122.3 Implied Asset Value $424.1 – $551.5 EBITDA Exit Multiple Sensitivities Perpetuity Growth Rate Sensitivities 2023E EBITDA Multiple Perpetuity Growth Rate 8.0x 9.0x 10.0x 11.0x 12.0x 0.50% 1.00% 1.50% 2.00% 2.50% 5.0% $375.3 $406.7 $438.1 $469.4 $500.8 5.0% $563.9 $621.3 $695.0 $793.4 $931.1 C C 5.5% 369.5 400.3 431.0 461.8 492.6 C C 5.5% 512.3 557.7 614.4 687.3 784.5 A A W 6.0% 363.8 394.0 424.1 454.3 484.5 W 6.0% 470.0 506.7 551.5 607.6 679.6 6.5% 358.2 387.8 417.4 447.0 476.7 6.5% 434.7 464.9 501.2 545.5 600.9 7.0% 352.7 381.8 410.8 439.9 469.0 7.0% 404.8 430.1 460.0 495.8 539.6 Source: TGE management 1. 37.0% effective tax rate
Preliminary Draft – Subject to Change Valuation of TGE Shares Discounted Cash Flow Analysis – TMID ($ in millions) For the Years Ending December 31, EBITDA Perpetuity 2020E 2021E 2022E 2023E Multiple Growth EBITDA $41.5 $47.1 $49.8 $51.1 $51.1 $51.1 Less: Tax Depreciation and Amortization (436.9) (37.1) (11.2) (11.4) (11.4) EBIT ($395.4) $10.0 $38.6 $39.7 $39.7 Less: Taxes 1 — (0.7) (2.9) (2.9) (14.7) EBIAT ($395.4) $9.2 $35.7 $36.8 $25.0 Plus: Tax Depreciation and Amortization 436.9 37.1 11.2 11.4 11.4 Less: Growth Capital Expenditures (27.3) (26.3) -——-Less: Maintenance Capital Expenditures (10.6) (10.8) (11.2) (11.4) (11.4) Unlevered Free Cash Flow $3.6 $9.2 $35.7 $36.8 $25.0 EBITDA Multiple / Perpetuity Growth Rate 9.0x 0.50% Implied Terminal Value $459.9 $386.7 PV of Terminal Value @ 7.0% Discount Rate $350.9 $305.2 Plus: PV of Unlevered Free Cash Flow @ 7.0% Discount Rate 71.0 Implied Asset Value $421.8 – $376.2 EBITDA Exit Multiple Sensitivities Perpetuity Growth Rate Sensitivities 2023E EBITDA Multiple Perpetuity Growth Rate 7.0x 8.0x 9.0x 10.0x 11.0x —% 0.25% 0.50% 0.75% 1.00% 6.0% $356.1 $396.6 $437.1 $477.6 $518.0 6.0% $412.8 $428.4 $445.5 $464.3 $484.9 C C 6.5% 349.9 389.7 429.4 469.1 508.8 C C 6.5% 380.6 393.7 408.0 423.5 440.4 A A W 7.0% 343.9 382.9 421.8 460.8 499.8 W 7.0% 353.0 364.1 376.2 389.2 403.3 7.5% 337.9 376.2 414.5 452.7 491.0 7.5% 329.0 338.6 348.9 360.0 371.8 8.0% 332.2 369.7 407.3 444.8 482.4 8.0% 308.1 316.4 325.3 334.7 344.9 Source: TGE management 1. 37.0% effective tax rate 73

Subject to Change Valuation of TGE Shares Discounted Cash Flow Analysis – BNN ($ in millions) For the Years Ending December 31, EBITDA Perpetuity 2020E 2021E 2022E 2023E Multiple Growth EBITDA $104.7 $127.2 $136.3 $136.7 $136.7 $136.7 Less: Tax Depreciation and Amortization (1,083.3) (61.2) (9.9) (9.9) (1.9) EBIT ($978.6) $66.0 $126.3 $126.7 $134.7 Less: Taxes 1 — (4.9) (9.3) (9.4) (49.8) EBIAT ($978.6) $61.1 $117.0 $117.3 $84.9 Plus: Tax Depreciation and Amortization 1,083.3 61.2 9.9 9.9 1.9 Less: Growth Capital Expenditures (52.3) (59.3) (8.0) (8.0) —Less: Maintenance Capital Expenditures (1.6) (1.8) (1.9) (1.9) (1.9) Unlevered Free Cash Flow $50.8 $61.1 $117.0 $117.3 $84.9 EBITDA Multiple / Perpetuity Growth Rate 8.5x 0.50% Implied Terminal Value $1,161.6 $947.7 PV of Terminal Value @ 9.5% Discount Rate $808.0 $689.8 Plus: PV of Unlevered Free Cash Flow @ 9.5% Discount Rate 280.5 Implied Asset Value $1,088.5 – $970.3 EBITDA Exit Multiple Sensitivities Perpetuity Growth Rate Sensitivities 2023E EBITDA Multiple Perpetuity Growth Rate 6.5x 7.5x 8.5x 9.5x 10.5x —% 0.25% 0.50% 0.75% 1.00% 8.5% $927.4 $1,026.0 $1,124.6 $1,223.2 $1,321.8 8.5% $1,036.9 $1,061.6 $1,087.8 $1,115.7 $1,145.5 C C 9.0% 912.7 1,009.5 1,106.3 1,203.1 1,300.0 C C 9.0% 980.9 1,002.6 1,025.6 1,050.0 1,075.9 A A W 9.5% 898.4 993.4 1,088.5 1,183.5 1,278.6 W 9.5% 930.8 950.0 970.3 991.8 1,014.5 10.0% 884.3 977.7 1,071.0 1,164.3 1,257.7 10.0% 885.6 902.7 920.8 939.8 959.9 10.5% 870.6 962.3 1,053.9 1,145.6 1,237.2 10.5% 844.7 860.1 876.2 893.1 911.0 Source: TGE management 1. 37.0% effective tax rate 74
Preliminary Draft – Subject to Change Valuation of TGE Shares Discounted Cash Flow Analysis – Growth Wedge ($ in millions) For the Years Ending December 31, EBITDA Perpetuity 2020E 2021E 2022E 2023E Multiple Growth EBITDA $17.1 $100.8 $200.8 $300.8 $400.0 2 $400.0 2 Less: Tax Depreciation and Amortization (2,314.1) (748.5) (747.0) (745.5) 4.5 EBIT ($2,297.0) ($647.7) ($546.2) ($444.7) $404.5 Less: Taxes 1 -———- (149.7) EBIAT ($2,297.0) ($647.7) ($546.2) ($444.7) $254.8 Plus: Tax Depreciation and Amortization 2,314.1 748.5 747.0 745.5 (4.5) Less: Growth Capital Expenditures (750.0) (750.0) (750.0) (750.0) —Less: Maintenance Capital Expenditures (0.3) (1.5) (3.0) (4.5) 4.5 Unlevered Free Cash Flow ($733.2) ($650.7) ($552.2) ($453.7) $254.8 EBITDA Multiple / Perpetuity Growth Rate 9.5x 1.25% Implied Terminal Value $3,800.0 $5,432.2 PV of Terminal Value @ 6.0% Discount Rate $3,010.0 $4,430.0 Plus: PV of Unlevered Free Cash Flow @ 6.0% Discount Rate (2,155.6) Implied Asset Value $854.3 – $2,274.3 EBITDA Exit Multiple Sensitivities Perpetuity Growth Rate Sensitivities 2023E EBITDA Multiple Perpetuity Growth Rate 7.5x 8.5x 9.5x 10.5x 11.5x 0.25% 0.75% 1.25% 1.75% 2.25% 5.0% $276.6 $605.7 $934.8 $1,263.9 $1,592.9 5.0% $2,342.7 $2,901.4 $3,609.1 $4,534.6 $5,796.6 C C 5.5% 248.2 571.1 894.0 1,216.9 1,539.8 C C 5.5% 1,861.3 2,308.2 2,860.4 3,559.7 4,474.2 A A W 6.0% 220.6 537.5 854.3 1,171.1 1,488.0 W 6.0% 1,467.8 1,832.7 2,274.3 2,820.0 3,511.1 6.5% 193.8 504.7 815.7 1,126.6 1,437.5 6.5% 1,140.9 1,443.8 1,804.5 2,241.0 2,780.2 7.0% 167.7 472.9 778.1 1,083.2 1,388.4 7.0% 865.9 1,120.9 1,420.3 1,776.7 2,208.2 Source: TGE management 1. 37.0% effective tax rate 2. Run-rate Growth Wedge EBITDA based on $3,000.0 million of cumulative growth capital expenditures at a 7.5x EBITDA multiple 75

Preliminary Draft – Subject to Change Valuation of TGE Shares Sum-of-the-Parts – Precedent M&A Transaction Analysis ($ in millions, except per share amounts) Methodology Description Metrics / Assumptions Precedent M&A ï® Values TGE shares based on multiples of Transaction transaction value to EBITDA based on ï® Based on transaction value / EBITDA Analysis historical asset transactions involving assets ï® Transaction value / EBITDA multiples applied to 2019E EBITDA (Sum-of-Parts) similar to those owned by TGE Assumptions Resulting Enterprise Value Range 2019E EBITDA 2019E EBITDA Low High Low High REX (Attributable to TGE) 8.5x – 10.5x $4,800.4 – $5,929.9 Non-REX Natural Gas Transportation 8.5 – 10.5 697.0 – 861.0 Crude Oil Transportation and Stanchion 8.5 – 10.5 2,745.5 – 3,391.5 Terminals 8.0 – 10.0 288.0 – 360.0 TMID 8.5 – 10.5 280.5 – 346.5 BNN 7.0 – 9.0 518.0 – 666.0 Total Enterprise Value (Pre-Corporate G&A) $9,329.4 – $11,554.9 Less: Value of Corporate G&A 1 8.4x – 10.4x (75.6) – (93.6) Total Enterprise Value $9,253.8 – $11,461.3 Less: Debt as of January 1, 2020 2 (4,959.4) (4,959.4) Plus: Cash as of January 1, 2020 9.4 9.4 Implied Equity Value $4,303.8 – $6,511.3 TGE Shares Outstanding 281.334 281.334 Implied TGE Share Value $15.30 – $23.14 1. EBITDA multiples equal to EBITDA-weighted average multiple for each of the individual businesses 2. Includes 75% of REX debt 76
Preliminary Draft – Subject to Change Valuation of TGE Shares Sum-of-the-Parts – Precedent M&A Transactions Analysis – Natural Gas Transportation ($ in millions) Selected M&A Transactions – Long-Haul Natural Gas Pipelines Date Transaction EBITDA Announced Acquiror / Target (Seller) Value Multiple 1/14/19 NEXUS Gas Transmission, LLC / Generation Pipeline LLC $160.0 NA 2/7/18 Tallgrass Energy GP, LP / 25.01% interest in Rockies Express Pipeline LLC (Tallgrass Development LP) 1,044.0 6.4x 11/6/17 American Midstream Partners, LP / Trans-Union Interstate Pipeline (ArcLight Capital Partners, LLC) 48.0 6.5 7/31/17 Blackstone Energy Partners / 32.44% interest in Rover Pipeline (Energy Transfer Partners, LP) 1,571.0 10.7 6/1/17 TC PipeLines, LP / 49.3% interest in Iroquois Gas Transmission System, LP and 11.8% interest in Portland Natural Gas Transmission (TransCanada Corp.) 765.0 10.9 4/3/17 Tallgrass Energy Partners, LP / 24.99% interest in Rockies Express Pipeline LLC (Tallgrass Development, LP) 1,043.5 6.6 10/15/16 Dominion Midstream Partners / Questar Pipeline LLC (Dominion Resources) 1,725.0 9.1 7/10/16 Southern Company / 50% Interest in Southern Natural Gas Pipeline System (Kinder Morgan, Inc.) 2,075.0 10.4 5/9/16 Tallgrass Energy Partners, LP / 25% interest in Rockies Express Pipeline LLC (Sempra U.S. Gas and Power) 440.0 6.9 11/6/15 TC Pipelines, LP / 49.9% interest in Portland Natural Gas Transmission System (TransCanada Corp.) 1,084.0 11.0 8/17/15 Dominion Midstream Partners, LP / 25.93% Interest in Iroquois Gas Transmission System, LP (National Grid and New Jersey Resources Corp.) 286.5 9.8 Mean 8.8x All Median 9.5 Transactions Min 6.4 Max 11.0 Excluding Mean 9.8x Tallgrass / Median 10.4 REX Min 6.5 Transactions Max 11.0 Precedent M&A Transactions Analysis – Natural Gas Transportation Non-REX Natural Gas REX Transportation 2019E EBITDA $753.0 $82.0 Relevant EBITDA Multiple 8.5x – 10.5x 8.5x – 10.5x Implied Enterprise Value $6,400.5 – $7,906.5 $697.0 – $861.0 Implied Enterprise Value Attributed to TGE $4,800.4 – $5,929.9 $697.0 – $861.0 Source: Public filings, Company presentations, Press releases, 1Derrick 77

Preliminary Draft – Subject to Change Valuation of TGE Shares Sum-of-the-Parts – Precedent M&A Transactions Analysis – Crude Oil Transportation ($ in millions) Selected M&A Transactions – Long-Haul Crude Oil Pipelines Date Transaction EBITDA Announced Acquiror / Target (Seller) Value Multiple 5/28/19 Delek Logistics Partners, LP / 33.0% interest in Red River Pipeline Company LLC (Plains All American Pipeline L.P.) $387.9 8.8x 8/21/18 OMERS Infrastructure Management, Inc. / 50% interest in BridgeTex Pipeline Company, LLC (Plains All American Pipeline, L.P., Magellan Midstream, L.P.) 2,876.0 9.8 1/3/18 Andeavor / 110-mile crude oil pipeline and oil storage terminals (Rangeland Energy II, LLC) 396.0 9.0 8/10/17 Holly Energy Partners LP/ Remaining 50% interest in Frontier Aspen LLC and 75% interest in SLC Pipeline LLC (Plains All American Pipeline L.P.) 250.0 10.9 2/13/17 Plains All American Pipeline L.P. & Noble Midstream Partners LP / Advantage Pipeline, LLC 133.0 9.5 1/4/16 Tallgrass Energy Partners, LP / 31.3% interest in Tallgrass Pony Express Pipeline (Tallgrass Development, LP) 2,375.8 8.7 11/2/15 Western Refining Logistics, LP / TexNew Mex Pipeline and an 80,000 barrel crude oil storage tank (Western Refining, Inc.) 180.0 9.6 3/23/15 EnLink Midstream Partners, LP / Victoria Express Pipeline (Devon Energy Corporation) 180.0 8.7 Mean 9.4x Median 9.3 Min 8.7 Max 10.9 Precedent M&A Transactions Analysis – Crude Oil Transportation and Stanchion 2019E EBITDA $323.0 Relevant EBITDA Multiple 8.5x – 10.5x Implied Enterprise Value $2,745.5 – $3,391.5 Source: Public filings, Company presentations, Press releases, 1Derrick 78
Preliminary Draft – Subject to Change Valuation of TGE Shares Sum-of-the-Parts – Precedent M&A Transactions Analysis – Crude Oil Terminals ($ in millions) Selected M&A Transactions – Crude Oil Terminals Date Transaction EBITDA Announced Acquiror / Target (Seller) Value Multiple 2/26/18 Delek Logistics Partners, LP / Big Spring Logistics’ storage tanks, NGL storage and asphalt/light products terminals (Delek US Holdings, Inc.) $315.0 7.8x 1/3/18 Tallgrass Energy Partners, LP / 38% interest in Deeprock North, LLC crude oil terminal in North Cushing, OK (Kinder Morgan, Inc.) 19.5 8.0 1/3/18 Tallgrass Energy Partners, LP / 51% interest in Pawnee Terminal (Zenith Energy) 31.0 6.2 8/2/17 International-Matex Tank Terminals (Macquarie Infrastructure Corp.) / Epic Midstream (White Deer Energy / Blue Water Energy) 171.5 11.0 6/6/17 SemGroup Corporation / Houston Fuel Oil Terminal Company (Alinda Capital Partners) 2,100.0 15.0 6/5/17 USD Partners LP / Crude oil destination terminal in Stroud, OK (Undisclosed) 25.0 2.5 1/3/17 Tallgrass Energy Partners, LP / Tallgrass Terminals, LLC and Tallgrass NatGas Operator, LLC (Tallgrass Development, LLC) 140.0 12.7 10/21/16 NuStar Energy L.P. / Crude oil and refined product storage assets in Port of Corpus Christi (Martin Midstream Partners L.P.) 107.0 7.9 7/14/15 Arc Logistics Partners LP / Pawnee crude terminal and development assets (United Energy Trading, LLC / Hawkeye Midstream, LLC) 76.6 8.3 Mean 8.8x Median 8.0 Min 2.5 Max 15.0 Precedent M&A Transactions Analysis – Terminals 2019E EBITDA $36.0 Relevant EBITDA Multiple 8.0x – 10.0x Implied Enterprise Value $288.0 – $360.0 Source: TGE management, Public filings, Company presentations, Press releases, 1Derrick 79

Preliminary Draft – Subject to Change Valuation of TGE Shares Sum-of-the-Parts – Precedent M&A Transactions Analysis – Natural Gas Gathering & Processing ($ in millions) Selected M&A Transactions – Natural Gas Gathering & Processing Date Transaction EBITDA Announced Acquiror / Target (Seller) Value Multiple 5/2/19 DTE Midstream (DTE Energy) / 30% interest in Stonewall Gas Gathering (AltaGas Ltd.) $275.3 12.0x 4/10/19 Crestwood Equity Partners LP / Remaining 50.0% interest in Jackalope Gas Gathering Services, L.L.C. (The Williams Companies, Inc.) 484.6 9.8 3/28/19 SK Holdings Co Ltd / Minority interest in Blue Racer Midstream, LLC (First Reserve) 300.0 9.2 3/14/19 EQM Midstream Partners, LP / 60% interest in Eureka Midstream Holdings, LLC and 100% interest in Hornet Midstream Holdings, LLC (Morgan Stanley Infrastructure Partners) 1,030.0 10.3 2/19/19 GSO Capital Partners and Blackstone Tactical Opportunities / 45% equity interest in Targa Badlands LLC (Targa Resources Corp.) 1,600.0 12.0 11/1/18 First Reserve / 50% interest in Blue Racer Midstream, LLC (Dominion Energy, Inc.) 1,200.0 9.2 2/7/18 CNX Midstream Partners LP / 95% interest in the Shirley-Pennsboro Gathering System (CNX Resources Corporation) 265.0 11.5 6/13/17 Howard Energy Partners / 50% Interest in Delaware Basin G&P assets (WPX Energy, Inc.) 431.5 7.2 5/24/17 Crestwood Permian Basin Holdings LLC / Delaware Basin Willow Lake G&P (Crestwood Equity Partners LP) 151.0 9.6 5/18/17 Energy Transfer Partners, LP / 34.4% remaining interest in Penntex Midstream Partners, LP 280.3 10.0 11/21/16 Tesoro Logistics LP / Williston G&P Assets (Whiting Oil and Gas Corporation / GBK Investments, LLC / WBI Energy Midstream, LLC) 700.0 6.7 Mean 9.8x Median 9.8 Min 6.7 Max 12.0 Precedent M&A Transactions Analysis – TMID 2019E EBITDA $33.0 Relevant EBITDA Multiple 8.5x – 10.5x Implied Enterprise Value $280.5 – $346.5 Source: TGE management
Preliminary Draft – Subject to Change Valuation of TGE Shares Sum-of-the-Parts – Precedent M&A Transactions Analysis – Water Logistics ($ in millions) Selected M&A Transactions – Water Logistics Date Transaction EBITDA Announced Acquiror / Target (Seller) Value Multiple 9/26/19 NGL Energy Partners LP / Hillstone Environmental Partners, LLC $600.0 7.0x 5/14/19 NGL Energy Partners LP / Mesquite Disposals Unlimited, LLC 890.0 8.3 12/20/18 WaterBridge Resources LLC / 9 SWD wells and additional permits (NGL Energy Partners LP) 238.8 9.6 10/31/18 WaterBridge Resources LLC / Delaware Basin water infrastructure assets (Halcón Resources Corporation) 200.0 9.1 10/5/18 Nuverra Environmental Solutions, Inc. / Clearwater Solutions 41.9 5.2 2/7/18 Tallgrass Energy Partners, LP / Buckhorn SWD Solutions, LLC and Buckhorn Energy Services, LLC 95.0 5.0 12/16/15 Tallgrass Energy Partners, LP / BNN Western, LLC (Whiting Oil and Gas Corporation) 75.0 9.0 9/18/15 Antero Midstream Partners LP / Appalachia freshwater delivery and produced water treatment & disposal (Antero Resources Corp.) 1,050.0 8.8 9/2/14 Ferrellgas Partners LP / Two saltwater disposal wells in Eagle Ford, an option to acquire an additional SWD well (C&E Production, LLC) 65.0 6.0 7/9/14 NGL Energy Partners LP / 5 SWD wells in the Eagle Ford and the Permian 83.0 5.2 Mean 7.3x Median 7.7 Min 5.0 Max 9.6 Precedent M&A Transactions Analysis – BNN 2019E EBITDA $74.0 Relevant EBITDA Multiple 7.0x – 9.0x Implied Enterprise Value $518.0 – $666.0 Source: TGE management 81

Preliminary Draft – Subject to Change Valuation of TGE Shares Sum-of-the-Parts – Peer Group Trading Analysis ($ in millions, except per share amounts) Methodology Description Metrics / Assumptions Peer Group ï® Valuation based on multiples of enterprise Trading value / relevant EBITDA for publicly traded ï® Based on enterprise value / EBITDA Analysis entities with assets similar to those owned by ï® Enterprise value / EBITDA multiples applied to 2020E and 2021E EBITDA (Sum-of-Parts) TGE Assumptions Resulting Enterprise Value Range 2020E EBITDA 2021E EBITDA 2020E EBITDA 2021E EBITDA Low High Low High Low High Low High REX (Attributable to TGE) 9.5x – 11.5x 9.0x – 11.0x $4,283.9 – $5,185.8 $4,069.2 – $4,973.5 Non-REX Natural Gas Transportation 9.5 – 11.5 9.0 – 11.0 799.1 – 967.4 791.2 – 967.1 Crude Oil Transportation and Stanchion 9.5 – 11.5 9.0 – 11.0 2,127.4 – 2,575.3 2,088.9 – 2,553.1 Terminals 7.5 – 10.0 7.0 – 9.5 274.2 – 365.6 259.2 – 351.7 TMID 7.5 – 9.5 7.0 – 9.0 311.4 – 394.5 329.7 – 423.8 BNN 5.5 – 7.5 5.0 – 7.0 576.0 – 785.5 635.8 – 890.1 Growth Wedge 1 8.9 – 10.9 8.3 – 10.3 897.0 – 1,100.6 1,670.7 – 2,076.1 Total Enterprise Value (Pre-Corporate G&A) $9,269.2 – $11,374.7 $9,844.6 – $12,235.3 Less: Value of Corporate G&A 1 8.4x – 10.3x 8.3x – 10.3x (63.9) – (79.1) (63.8) – (79.1) Total Enterprise Value $9,205.3 – $11,295.5 $9,780.8 – $12,156.3 Less: Debt as of January 1, 2020 2 (4,959.4) (4,959.4) (4,959.4) (4,959.4) Plus: Cash as of January 1, 2020 9.4 9.4 9.4 9.4 Implied Equity Value $4,255.3 – $6,345.5 $4,830.8 – $7,206.3 TGE Shares Outstanding 281.334 281.334 281.334 281.334 Implied TGE Share Value Including Growth Wedge $15.13 – $22.56 $17.17 – $25.61 Implied TGE Share Value Excluding Growth Wedge 11.94 – 18.64 11.23 – 18.24 1. EBITDA multiples equal to EBITDA-weighted average multiple for each of the individual businesses 2. Includes 75% of REX debt 82
Preliminary Draft – Subject to Change Valuation of TGE Shares Sum-of-the-Parts – Peer Group Trading Analysis – Natural Gas Transportation ($ in millions, except per share / unit amounts) Price Equity Enterprise Enterprise Value / EBITDA Distribution / Dividend Yield Debt / 2019E Partnership / Company 10/11/19 Value Value 2020E 2021E Current 2020E 2021E EBITDA Natural Gas Transportation Enbridge Inc. $35.93 $72,870.4 $131,128.3 12.6x 11.8x 6.2% 6.9% 7.3% 5.0x Energy Transfer LP 12.57 33,701.8 96,056.5 8.7 8.4 9.7% 9.7% 10.1% 4.5 EQM Midstream Partners, LP 32.57 6,528.9 13,019.9 8.7 7.2 14.2% 15.0% 15.8% 3.6 TC PipeLines, LP 38.69 2,815.1 4,865.1 10.4 10.6 6.7% 6.7% 6.7% 4.3 TC Energy Corporation 51.21 47,713.2 83,838.7 11.8 11.3 4.4% 4.8% 5.2% 5.3 Kinder Morgan, Inc. 20.23 45,796.8 82,259.9 10.6 10.4 4.9% 6.2% 6.6% 4.7 The Williams Companies, Inc. 23.09 28,089.5 52,844.5 10.1 9.6 6.6% 7.2% 7.9% 4.5 Mean 10.4x 9.9x 7.6% 8.1% 8.5% 4.6x Median 10.4 10.4 6.6% 6.9% 7.3% 4.5 Peer Group Trading Analysis – Natural Gas Transportation Non-REX Natural Gas REX Transportation 2020E EBITDA $601.3 $84.1 Relevant EBITDA Multiple 9.5x – 11.5x 9.5x – 11.5x Implied Enterprise Value Based on 2020E EBITDA $5,711.9 – $6,914.4 $799.1 – $967.4 2021E EBITDA $602.9 $87.9 Relevant EBITDA Multiple 9.0x – 11.0x 9.0x – 11.0x Implied Enterprise Value Based on 2021E EBITDA $5,425.7 – $6,631.4 $791.2 – $967.1 Implied Enterprise Value $5,425.7 – $6,914.4 $791.2 – $967.4 Implied Enterprise Value Attributed to TGE $4,069.2 – $5,185.8 $791.2 – $967.4 Source: TGE management, Public filings, Wall Street research, FactSet

Preliminary Draft – Subject to Change Valuation of TGE Shares Sum-of-the-Parts – Peer Group Trading Analysis – Crude Oil Transportation ($ in millions, except per unit amounts) Price Equity Enterprise Enterprise Value / EBITDA Distribution Yield Debt / 2019E Partnership 10/11/19 Value Value 2020E 2021E Current 2020E 2021E EBITDA Crude Oil Transportation Holly Energy Partners, L.P. $22.22 $2,345.6 $3,939.5 10.6x 10.3x 12.1% 12.3% 12.3% 4.1x Magellan Midstream Partners, L.P. 65.77 15,022.1 19,573.4 12.3 11.9 6.2% 6.5% 6.8% 3.3 MPLX LP 26.98 35,614.1 57,488.1 10.6 10.3 9.9% 10.6% 11.0% 4.0 NuStar Energy L.P. 27.82 2,998.0 7,528.1 10.4 9.9 8.6% 8.6% 8.6% 5.1 Phillips 66 Partners LP 55.87 12,623.2 16,607.2 11.8 10.7 6.1% 6.5% 7.0% 2.7 Plains All American Pipeline, L.P. 19.18 14,082.4 26,103.4 9.4 8.9 7.5% 7.9% 8.3% 3.4 Shell Midstream Partners, L.P. 20.82 4,743.8 7,232.8 8.4 7.4 8.3% 8.9% 9.2% 3.7 Mean 10.5x 9.9x 8.4% 8.8% 9.0% 3.8x Median 10.6 10.3 8.3% 8.6% 8.6% 3.7 Peer Group Trading Analysis – Crude Oil Transportation and Stanchion 2020E EBITDA $223.9 Relevant EBITDA Multiple 9.5x – 11.5x Implied Enterprise Value Based on 2020E EBITDA $2,127.4 – $2,575.3 2021E EBITDA $232.1 Relevant EBITDA Multiple 9.0x – 11.0x Implied Enterprise Value Based on 2021E EBITDA $2,088.9 – $2,553.1 Implied Enterprise Value $2,088.9 – $2,575.3 Source: TGE management, Public filings, Wall Street research, FactSet 84
Preliminary Draft – Subject to Change Valuation of TGE Shares Sum-of-the-Parts – Peer Group Trading Analysis –Terminals ($ in millions, except per unit amounts) Price Equity Enterprise Enterprise Value / EBITDA Distribution / Dividend Yield Debt / 2019E Partnership / Company 10/11/19 Value Value 2020E 2021E Current 2020E 2021E EBITDA Terminals Global Partners LP $19.87 $680.0 $2,297.7 10.2x 9.8x 10.4% 10.4% 10.2% 7.0x Sprague Resources LP 17.20 391.0 949.2 7.5 7.1 15.5% 15.5% 15.5% 5.1 USD Partners LP 9.72 262.9 468.9 NA NA 15.0% NA NA NA Mean 8.8x 8.4x 13.6% 12.9% 12.9% 6.1x Median 8.8 8.4 15.0% 12.9% 12.9% 6.1 Peer Group Trading Analysis – Terminals 2020E EBITDA $36.6 Relevant EBITDA Multiple 7.5x – 10.0x Implied Enterprise Value Based on 2020E EBITDA $274.2 – $365.6 2021E EBITDA $37.0 Relevant EBITDA Multiple 7.0x – 9.5x Implied Enterprise Value Based on 2021E EBITDA $259.2 – $351.7 Implied Enterprise Value $259.2 – $365.6 Source: TGE management, Public filings, Wall Street research, FactSet 85

Preliminary Draft – Subject to Change Valuation of TGE Shares Sum-of-the-Parts – Peer Group Trading Analysis – Gathering and Processing ($ in millions, except per share / unit amounts) Price Equity Enterprise Enterprise Value / EBITDA Distribution / Dividend Yield Debt / 2019E Partnership / Company 10/11/19 Value Value 2020E 2021E Current 2020E 2021E EBITDA Gathering and Processing CNX Midstream Partners LP $13.40 $871.5 $1,530.1 6.3x 5.8x 11.5% 13.0% 14.3% 2.7x Crestwood Equity Partners LP 34.84 2,594.1 5,807.1 9.5 9.0 6.9% 7.2% 7.5% 4.2 DCP Midstream, LP 24.04 3,515.7 9,901.7 8.0 7.5 13.0% 13.0% 13.0% 4.7 Enable Midstream Partners, LP 10.90 4,742.6 9,545.6 8.5 8.3 12.1% 12.1% 12.6% 4.0 EnLink Midstream, LLC 7.53 3,705.4 9,898.9 8.7 8.4 15.0% 15.3% 15.5% 4.3 Hess Midstream Partners LP 20.62 1,149.4 3,442.1 8.3 5.9 7.7% 9.0% 10.3% NM Noble Midstream Partners LP 24.19 963.3 2,711.3 8.1 6.9 10.6% 13.0% 15.3% 3.5 Oasis Midstream Partners LP 15.82 534.9 1,255.4 6.6 6.1 12.4% 15.2% 17.0% 2.7 Summit Midstream Partners, LP 4.40 370.5 2,329.3 7.6 7.0 26.1% 26.1% 26.1% 5.8 Targa Resources Corp. 39.46 9,185.5 19,565.8 11.8 10.2 9.2% 9.2% 9.5% 5.3 Western Midstream Partners, LP 23.61 10,695.5 18,250.1 9.7 9.0 10.5% 11.0% 11.6% 4.4 Mean 8.5x 7.7x 12.3% 13.1% 13.9% 4.2x Median 8.3 7.5 11.5% 13.0% 13.0% 4.2 Peer Group Trading Analysis – TMID 2020E EBITDA $41.5 Relevant EBITDA Multiple 7.5x – 9.5x Implied Enterprise Value Based on 2020E EBITDA $311.4 – $394.5 2021E EBITDA $47.1 Relevant EBITDA Multiple 7.0x – 9.0x Implied Enterprise Value Based on 2021E EBITDA $329.7 – $423.8 Implied Enterprise Value $311.4 – $423.8 Source: TGE management, Public filings, Wall Street research, FactSet 86
Preliminary Draft – Subject to Change Valuation of TGE Shares Sum-of-the-Parts – Peer Group Trading Analysis – Water Logistics ($ in millions, except per share / unit amounts) Price Equity Enterprise Enterprise Value / EBITDA Distribution / Dividend Yield Debt / 2019E Partnership / Company 10/11/19 Value Value 2020E 2021E Current 2020E 2021E EBITDA Water Logistics NGL Energy Partners LP $12.00 $1,515.9 $4,959.4 7.6x 7.0x 13.0% 13.0% 13.0% 4.0x Rattler Midstream LP 15.76 2,423.3 2,421.8 6.9 5.7 —% 7.3% 8.4% 0.0 Select Energy Services, Inc. 8.10 873.3 849.9 4.5 4.5 —% —% —% 0.0 Mean 6.3x 5.7x 4.3% 6.8% 7.1% 1.4x Median 6.9 5.7 0.0% 7.3% 8.4% 0.0 Peer Group Trading Analysis – BNN 2020E EBITDA $104.7 Relevant EBITDA Multiple 5.5x – 7.5x Implied Enterprise Value Based on 2020E EBITDA $576.0 – $785.5 2021E EBITDA $127.2 Relevant EBITDA Multiple 5.0x – 7.0x Implied Enterprise Value Based on 2021E EBITDA $635.8 – $890.1 Implied Enterprise Value $576.0 – $890.1 Source: TGE management, Public filings, Wall Street research, FactSet 87

Preliminary Draft – Subject to Change Valuation of TGE Shares Sum-of-the-Parts – Peer Group Trading Analysis – Growth Wedge ($ in millions) Peer Group Trading Analysis 2020E EBITDA $100.8 Relevant EBITDA Multiple 1 8.9x – 10.9x Implied Enterprise Value Based on 2020E EBITDA $897.0 – $1,100.6 2021E EBITDA $200.8 Relevant EBITDA Multiple 1 8.3x – 10.3x Implied Enterprise Value Based on 2021E EBITDA $1,670.7 – $2,076.1 Implied Enterprise Value $897.0 – $2,076.1 Source: TGE management, Public filings, Wall Street research, FactSet 1. EBITDA multiples equal to EBITDA-weighted average multiple for each of the individual businesses 88
Preliminary Draft –Subject to Change For Reference Only Valuation of TGE Shares Premiums Paid in Midstream Acquisitions Premium1 Date 1-Day 30-Day 60-Day 90-Day Announced Acquiror / Target Consideration Prior Spot VWAP VWAP VWAP 10/01/19 Brookfield Business Partners L.P. / Teekay Offshore Partners L.P. Cash-for-Unit 28.1% 9.8% 20.6% 19.5% 09/16/19 Energy Transfer LP / SemGroup Corporation Cash/Unit-for-Share 65.4% 80.2% 62.1% 50.2% 08/21/19 Pembina Pipeline Corporation / Kinder Morgan Canada Limited Share-for-Share 37.7% 32.5% 30.3% 17.6% 05/10/19 IFM Investors / Buckeye Partners, L.P. Cash-for-Unit 27.5% 22.9% 23.9% 27.9% 05/08/19 MPLX LP / Andeavor (Marathon Petroleum Corporation; Andeavor Logistics LP) Unit-for-Unit 1.8% 0.5% (0.9%) (1.6%) 03/18/19 ArcLight Energy Partners Fund V, L.P. / American Midstream, LP Cash-for-Unit 31.3% 32.0% 33.5% 21.5% 02/05/19 SunCoke Energy, Inc. / SunCoke Energy Partners, L.P. Stock-for-Unit 9.3% 31.2% 26.5% 18.9% 07/10/18 ArcLight Energy Partners Fund VI, L.P. / TransMontaigne Partners L.P. Cash-for-Unit 13.5% 8.6% 8.2% 10.2% 11/08/18 Western Gas Equity Partners, LP / Western Gas Partners, LP Unit-for-Unit 7.6% 13.8% 9.3% 5.9% 10/22/18 EnLink Midstream, LLC / EnLink Midstream Partners, LP Unit-for-Unit 1.1% (0.6%) 1.5% 5.8% 10/18/18 Valero Energy Corporation / Valero Energy Partners LP Cash-for-Unit 6.0% 11.9% 10.9% 10.2% 10/09/18 Antero Midstream GP LP / Antero Midstream Partners LP Cash/Stock-for-Unit 63.7% 6.6% 7.3% 8.2% 08/01/18 Energy Transfer Equity, L.P. / Energy Transfer Partners, L.P. Unit-for-Unit 11.2% 19.2% 22.3% 27.4% 06/09/18 Cheniere Energy, Inc. / Cheniere Energy Partners LP Holdings, LLC Stock-for-Unit 6.6% 8.2% 7.7% 6.7% 05/17/18 The Williams Companies, Inc. / Williams Partners L.P. 2 Stock-for-Unit 13.6% 5.8% 1.0% 3.4% 05/17/18 Enbridge Inc. / Enbridge Energy Partners, L.P. Stock-for-Unit 13.9% 15.9% 10.4% 0.8% 05/17/18 Enbridge Inc. / Spectra Energy Partners, LP Stock-for-Unit 20.8% 18.7% 13.7% 7.6% 03/26/18 Tallgrass Energy GP, LP / Tallgrass Energy Partners, L.P. Stock-for-Unit 0.1% NA NA NA 02/08/18 Nustar Energy L.P. / Nustar GP Holdings, LLC Unit-for-Unit 1.7% 0.3% 8.5% 5.6% 01/02/18 Archrock, Inc. / Archrock Partners, L.P. Stock-for-Unit 23.4% 27.7% 21.6% 18.6% 06/02/17 World Point Terminals, Inc. / World Point Terminals, LP Cash-for-Unit 5.8% 3.4% 3.2% 3.5% 05/18/17 Energy Transfer Partners, LP / PennTex Midstream Partners, LP Cash-for-Unit 20.1% 19.9% 22.6% 24.4% 03/02/17 VTTI B.V. / VTTI Energy Partners LP Cash-for-Unit 6.0% 6.8% 14.2% 13.5% 02/01/17 ONEOK, Inc. / ONEOK Partners, L.P. Stock-for-Unit 25.8% 22.4% 26.2% 29.0% 01/27/17 Enbridge Energy Co, Inc. / Midcoast Energy Partners, L.P. Cash-for-Unit (8.6%) 5.4% 11.3% 5.8% 09/26/16 TransCanada Corporation / Columbia Pipeline Partners L.P. Cash-for-Unit 13.3% 14.0% 16.2% 15.5% 05/31/16 SemGroup Corporation / Rose Rock Midstream, L.P. Share-for-Unit 0.0% 27.4% 53.0% 78.2% 11/03/15 Targa Resources Corp. / Targa Resources Partners LP Share-for-Unit 18.4% 16.1% 16.6% 9.5% 10/26/15 Western Refining, Inc. / Northern Tier Energy L.P. Cash/Share-for-Unit 11.7% 12.3% 7.8% 8.0% 05/06/15 Crestwood Equity Partners LP / Crestwood Midstream Partners L.P. Unit-for-Unit 17.2% 21.0% 26.0% 23.9% 08/10/14 Kinder Morgan, Inc. / El Paso Pipeline Partners, L.P. Cash/Share-for-Unit 15.4% 10.4% 11.7% 14.4% 08/10/14 Kinder Morgan, Inc. / Kinder Morgan Energy Partners, L.P. Cash/Share-for-Unit 12.0% 9.8% 12.4% 14.5% Median 13.4% 13.8% 13.7% 13.5% All Mean 16.3% 16.6% 17.4% 16.3% Transactions Max 65.4% 80.2% 62.1% 78.2% Min (8.6%) (0.6%) (0.9%) (1.6%) Median 13.3% 9.8% 14.2% 13.5% Cash Only Mean 12.4% 11.4% 14.6% 14.5% Transactions Max 28.1% 22.9% 23.9% 27.9% Min (8.6%) 3.4% 3.2% 3.5% Source: Bloomberg, FactSet, Public filings 1. VWAP premiums paid are calculated by dividing the value of the offer, defined as the exchange ratio multiplied by the closing price of the acquiror’s shares / units on the last trading day prior to announcement plus any cash received, by the 30-, 60- or 90-trading day VWAP of the target as calculated from the last undisturbed trading day prior to the announcement 2. WMB / WPZ VWAP premiums paid are calculated by dividing the value of the offer, defined as the exchange ratio multiplied by the closing price of WMB’s shares on the last trading day prior to announcement by the 30-, 60- or 90-trading day VWAP of the WPZ as calculated from March 15, 2018, or after the FERC announcement of MLP income tax recovery disallowance 89

Preliminary Draft –Subject to Change For Reference Only Valuation of TGE Shares Premiums Paid Analysis Summary Results – Cash Transactions 1-Day Prior Spot 30-Day VWAP 60-Day VWAP Relevant Share Price 1 $14.35 $18.30 $19.80 Historical Merger Premium Range (8.6%) — 65.4% (0.6%) — 80.2% (0.9%) — 62.1% Implied TGE Share Price Range $13.12 — $23.73 $18.19 — $32.98 $19.61 — $32.10 Median Merger Premium 13.4% 13.8% 13.7% Median-Implied TGE Share Value $16.28 $20.84 $22.51 Summary Results – All Transactions 1-Day Prior Spot 30-Day VWAP 60-Day VWAP Relevant Share Price 1 $14.35 $18.30 $19.80 Historical Merger Premium Range (8.6%) — 28.1% 3.4% — 22.9% 3.2% — 23.9% Implied TGE Share Price Range $13.12 — $18.38 $18.93 — $22.50 $20.43 — $24.52 Median Merger Premium 13.3% 9.8% 14.2% Median-Implied TGE Share Value $16.26 $20.09 $22.61 Source: Bloomberg, FactSet 1. Based on unaffected date of August 27, 2019 90
Preliminary Draft –Subject to Change Appendix

Preliminary Draft –Subject to Change A. Weighted Average Cost of Capital
Preliminary Draft – Subject to Change Weighted Average Cost of Capital TGE Cost of Equity and Weighted Average Cost of Capital ($ in millions, except per unit / share amounts) Unit/Share Price Market Equity Total Debt and Total Debt / Adjusted Unlevered 1 2 Partnership/Corporation 10/11/19 Value Preferred Equity Total Capitalization Beta Beta Crestwood Equity Partners LP $34.84 $2,594.1 $2,790.7 51.8% 0.77 0.44 Enable Midstream Partners, LP 10.90 4,742.6 4,926.0 50.9% 0.73 0.42 Enbridge Inc. 35.93 72,870.4 56,179.3 43.5% 0.65 0.44 Energy Transfer LP 12.57 33,701.8 50,805.3 60.1% 1.04 0.51 EnLink Midstream, LLC 7.53 3,705.4 5,900.8 61.4% 1.06 0.53 Kinder Morgan, Inc. 20.23 45,796.8 35,698.0 43.8% 0.90 0.60 CAPM Plains All American Pipeline, L.P. 19.18 14,082.4 12,308.0 46.6% 0.91 0.56 TC PipeLines, LP 38.69 2,815.1 1,993.0 41.5% 0.78 0.52 Targa Resources Corp. 39.46 9,185.5 7,210.0 44.0% 1.06 0.71 The Williams Companies, Inc. 23.09 28,089.5 22,328.0 44.3% 0.99 0.66 Mean 48.8% 0.89 0.54 Median 45.5% 0.90 0.52 Tallgrass Energy, LP $19.42 $5,463.5 $3,437.5 38.6% 0.82 0.59 Risk-free Rate 3 2.0% Unlevered Beta 0.52 Debt and Preferred / Total Capitalization 38.6% Adjusted Levered Equity Beta 0.73 Supply-Side MRP Historical MRP WACC Market Risk Premium 4 6.1% 6.9% Small Company Risk Premium 5 0.9% Equity Cost of Capital 6 7.4% 7.9% Pre-Tax Cost of Debt 7 6.3% After-Tax Cost of Debt 8 4.0% WACC 6.1% 6.4% 1.Source: Predicted raw betas from FactSet; Adjusted Equity Beta calculated as: (0.67) × Raw Beta + (0.33) × 1.0 2.Unlevered Beta calculated as: Adjusted Equity Beta × (E/(E + D × (1-T)); Assumes corporate tax rate of 29.6% for MLPs, 37.0% for C-Corps 3.20-year Treasury as of October 11, 2019 4.Source: Duff & Phelps 5.Decile: Mid Cap (4) with equity value range of $4,504.1 million to $7,254.2 million 6. Equity Cost of Capital calculated as: Risk-free rate + (Levered Equity Beta × Market Risk Premium) + Small Company Risk Premium 7. Based on yield-to-worst of TGE notes due 2028 extrapolated to 20 years utilizing 10-year and 20-year U.S. Treasury Bonds 8. Assumes 37.0% effective tax rate 91

Preliminary Draft – Subject to Change Weighted Average Cost of Capital TGE Cost of Equity Analysis – Expected Market Return ($ in millions, except per unit / share amounts) Unit/Share Price Market Equity Distribution/Dividend Total Partnership/Corporation 10/11/19 Value Current Yield Growth Return Crestwood Equity Partners LP $34.84 $2,594.1 6.9% 5.6% 12.4% Enable Midstream Partners, LP 10.90 4,742.6 12.1% 4.6% 16.8% Enbridge Inc. 35.93 72,870.4 6.2% 6.7% 12.9% Energy Transfer LP 12.57 33,701.8 9.7% 1.5% 11.2% Total EnLink Midstream, LLC 7.53 3,705.4 15.0% —% 15.0% Expected Kinder Morgan, Inc. 20.23 45,796.8 4.9% 9.7% 14.7% Market Plains All American Pipeline, L.P. 19.18 14,082.4 7.5% 5.9% 13.4% Return TC PipeLines, LP 38.69 2,815.1 6.7% 2.0% 8.7% Targa Resources Corp. 39.46 9,185.5 9.2% 0.6% 9.8% The Williams Companies, Inc. 23.09 28,089.5 6.6% 9.7% 16.3% Mean 13.1% Median 13.1% Tallgrass Energy, LP $19.42 $5,463.5 11.1% 4.3% 15.4% Source: TGE management, Public filings, Wall Street research, FactSet 92
Preliminary Draft – Subject to Change Weighted Average Cost of Capital Weighted Average Cost of Capital Analysis – REX Natural Gas Transportation ($ in millions, except per unit / share amounts) Unit/Share Price Market Equity Total Debt and Total Debt / Adjusted Unlevered Preferred Equity Total Beta 1 2 Partnership/Corporation 10/11/19 Value Capitalization Beta Enbridge Inc. $35.93 $72,870.4 $56,179.3 43.5% 0.65 0.44 Energy Transfer LP 12.57 33,701.8 50,805.3 60.1% 1.04 0.51 EQM Midstream Partners, LP 32.57 6,528.9 6,017.5 48.0% 0.91 0.55 Kinder Morgan, Inc. 20.23 45,796.8 35,698.0 43.8% 0.90 0.60 TC Energy Corporation 51.21 47,713.2 40,712.3 46.0% 0.70 0.46 CAPM TC PipeLines, LP 38.69 2,815.1 1,993.0 41.5% 0.78 0.52 The Williams Companies, Inc. 23.09 28,089.5 22,328.0 44.3% 0.99 0.66 Mean 46.7% 0.85 0.53 Median 44.3% 0.90 0.52 Tallgrass Energy, LP $19.42 $5,463.5 $3,437.5 38.6% 0.82 0.59 Risk-free Rate 3 2.0% Supply-Side MRP (6.1%) WACC Sensitivites Unlevered Beta 0.52 Unlevered Beta Debt and Preferred / Total Capitalization 44.3%/ 0.40 0.45 0.52 0.65 0.70 Adjusted Levered Equity Beta 0.78 30.0% 5.7% 6.0% 6.3% 7.1% 7.3% 35.0% 5.7% 5.9% 6.3% 7.0% 7.3% Supply-Side MRP Historical MRP Preferred 40.0% 5.7% 5.9% 6.3% 7.0% 7.2% 4 WACC Market Risk Premium 6.1% 6.9%nd 44.3% 5.7% 5.9% 6.3% 6.9% 7.2% 5Capitalization 50.0% 5.6% 5.9% 6.2% 6.9% 7.1% Small Company Risk Premium 1.3% a l t Equity Cost of Capital 6 8.1% 8.7% Deb Tota 55.0% 5.6% 5.9% 6.2% 6.8% 7.1% 7 60.0% 5.6% 5.9% 6.2% 6.8% 7.0% Pre-Tax Cost of Debt 6.3% After-Tax Cost of Debt 8 4.0% Historical MRP (6.9%) WACC Sensitivites Unlevered Beta WACC 6.3% 6.6% / 0.40 0.45 0.52 0.65 0.70 n zati o 30.0% 6.0% 6.3% 6.7% 7.5% 7.8% i 35.0% 5.9% 6.2% 6.7% 7.5% 7.8% eferred a l P r 40.0% 5.9% 6.2% 6.6% 7.4% 7.7% nd apit 44.3% 5.9% 6.2% 6.6% 7.4% 7.6% C 50.0% 5.9% 6.2% 6.6% 7.3% 7.6% a l t ta 55.0% 5.9% 6.1% 6.5% 7.2% 7.5% b De T o 60.0% 5.9% 6.1% 6.5% 7.2% 7.5% 1. Source: Predicted raw betas from FactSet; Adjusted Equity Beta calculated as: (0.67) × Raw Beta + (0.33) × 1.0 2. Unlevered Beta calculated as: Adjusted Equity Beta × (E/(E + D × (1-T)); Assumes corporate tax rate of 29.6% for MLPs, 37.0% for C-Corps 3. 20-year Treasury as of October 11, 2019 4. Source: Duff & Phelps 5. Decile: Mid Cap (5) with equity value range of $2,996.0 million to $4,503.5 million 6. Equity Cost of Capital calculated as: Risk-free rate + (Levered Equity Beta × Market Risk Premium) + Small Company Risk Premium 7. Based on yield-to-worst of TGE notes due 2028 extrapolated to 20 years utilizing 10-year and 20-year U.S. Treasury Bonds 8. Assumes 37.0% effective tax rate 93

Preliminary Draft – Subject to Change Weighted Average Cost of Capital Weighted Average Cost of Capital Analysis – Non-REX Natural Gas Transportation ($ in millions, except per unit / share amounts) Unit/Share Price Market Equity Total Debt and Total Debt / Adjusted Unlevered Total 1 2 Partnership/Corporation 10/11/19 Value Preferred Equity Capitalization Beta Beta Enbridge Inc. $35.93 $72,870.4 $56,179.3 43.5% 0.65 0.44 Energy Transfer LP 12.57 33,701.8 50,805.3 60.1% 1.04 0.51 EQM Midstream Partners, LP 32.57 6,528.9 6,017.5 48.0% 0.91 0.55 Kinder Morgan, Inc. 20.23 45,796.8 35,698.0 43.8% 0.90 0.60 TC Energy Corporation 51.21 47,713.2 40,712.3 46.0% 0.70 0.46 CAPM TC PipeLines, LP 38.69 2,815.1 1,993.0 41.5% 0.78 0.52 The Williams Companies, Inc. 23.09 28,089.5 22,328.0 44.3% 0.99 0.66 Mean 46.7% 0.85 0.53 Median 44.3% 0.90 0.52 Tallgrass Energy, LP $19.42 $5,463.5 $3,437.5 38.6% 0.82 0.59 Risk-free Rate 3 2.0% Supply-Side MRP (6.1%) WACC Sensitivites Unlevered Beta 0.52 Unlevered Beta Debt and Preferred / Total Capitalization 44.3%/ 0.40 0.45 0.52 0.65 0.70 Adjusted Levered Equity Beta 0.78 30.0% 6.1% 6.3% 6.7% 7.4% 7.7% 35.0% 6.0% 6.3% 6.7% 7.4% 7.6% Supply-Side MRP Historical MRP Preferred 40.0% 6.0% 6.2% 6.6% 7.3% 7.5% 4 WACC Market Risk Premium 6.1% 6.9%nd 44.3% 5.9% 6.2% 6.6% 7.2% 7.5% 5Capitalization 50.0% 5.9% 6.1% 6.5% 7.2% 7.4% Small Company Risk Premium 1.8% a l t Equity Cost of Capital 6 8.6% 9.2% Deb Tota 55.0% 5.9% 6.1% 6.4% 7.1% 7.3% 7 60.0% 5.8% 6.1% 6.4% 7.0% 7.3% Pre-Tax Cost of Debt 6.3% After-Tax Cost of Debt 8 4.0% Historical MRP (6.9%) WACC Sensitivites Unlevered Beta WACC 6.6% 6.9% / 0.40 0.45 0.52 0.65 0.70 n zati o 30.0% 6.3% 6.6% 7.1% 7.9% 8.2% i 35.0% 6.3% 6.6% 7.0% 7.8% 8.1% eferred a l P r 40.0% 6.2% 6.5% 6.9% 7.7% 8.0% nd apit 44.3% 6.2% 6.5% 6.9% 7.6% 7.9% C 50.0% 6.2% 6.4% 6.8% 7.6% 7.8% a l t ta 55.0% 6.1% 6.4% 6.8% 7.5% 7.8% b De T o 60.0% 6.1% 6.3% 6.7% 7.4% 7.7% 1. Source: Predicted raw betas from FactSet; Adjusted Equity Beta calculated as: (0.67) × Raw Beta + (0.33) × 1.0 2. Unlevered Beta calculated as: Adjusted Equity Beta × (E/(E + D × (1-T)); Assumes corporate tax rate of 37.0% 3. 20-year Treasury as of October 11, 2019 4. Source: Duff & Phelps 5. Decile: Low Cap (8) with equity value range of $730.0 million to $1,292.2 million 6. Equity Cost of Capital calculated as: Risk-free rate + (Levered Equity Beta × Market Risk Premium) + Small Company Risk Premium 7. Based on yield-to-worst of TGE notes due 2028 extrapolated to 20 years utilizing 10-year and 20-year U.S. Treasury Bonds 8. Assumes 37.0% effective tax rate 94
Preliminary Draft – Subject to Change Weighted Average Cost of Capital Weighted Average Cost of Capital Analysis – Crude Oil Transportation ($ in millions, except per unit amounts) Unit Price Market Equity Total Debt and Total Debt / Adjusted Unlevered 10/11/19 Value Preferred Equity Capitalization Beta 1 2 Partnership Total Beta Genesis Energy, L.P. $21.69 $3,525.4 $4,223.3 54.5% 1.03 0.56 Global Partners LP 19.87 680.0 1,626.7 70.5% 0.84 0.31 Holly Energy Partners, L.P. 22.22 2,345.6 1,515.5 39.2% 0.76 0.52 Magellan Midstream Partners, L.P. 65.77 15,022.1 5,077.0 25.3% 0.73 0.59 MPLX LP 26.98 35,614.1 21,656.0 37.8% 0.81 0.57 NuStar Energy L.P. 27.82 2,998.0 4,795.4 61.5% 1.16 0.55 CAPM Phillips 66 Partners LP 55.87 12,623.2 4,114.0 24.6% 0.76 0.62 Plains All American Pipeline, L.P. 19.18 14,082.4 12,308.0 46.6% 0.91 0.56 Shell Midstream Partners, L.P. 20.82 4,743.8 2,721.0 36.5% 0.78 0.56 Mean 44.1% 0.87 0.54 Median 39.2% 0.81 0.56 Tallgrass Energy, LP $19.42 $5,463.5 $3,437.5 38.6% 0.82 0.59 Supply-Side MRP (6.1%) WACC Sensitivites Risk-free Rate 3 2.0% Unlevered Beta 0.56 Unlevered Beta / 0.40 0.45 0.56 0.65 0.70 Debt and Preferred / Total Capitalization 39.2% 20.0% 5.7% 6.0% 6.6% 7.1% 7.4% Adjusted Levered Equity Beta 0.79 25.0% 5.7% 6.0% 6.6% 7.1% 7.4% Supply-Side MRP Historical MRP Preferred 30.0% 5.7% 6.0% 6.6% 7.1% 7.3% WACC Market Risk Premium 4 6.1% 6.9%nd Capitalization 39.2% 5.7% 5.9% 6.5% 7.0% 7.2% 5 al 40.0% 5.7% 5.9% 6.5% 7.0% 7.2% Small Company Risk Premium 1.3%t 45.0% 5.7% 5.9% 6.5% 6.9% 7.2% Equity Cost of Capital 6 8.2% 8.8% Deb Tota 50.0% 5.6% 5.9% 6.4% 6.9% 7.1% Pre-Tax Cost of Debt 7 6.3% 8 Historical MRP (6.9%) WACC Sensitivites After-Tax Cost of Debt 4.0% Unlevered Beta / 0.40 0.45 0.52 0.65 0.70 WACC 6.5% 6.9% n zati o 30.0% 6.3% 6.6% 7.1% 7.9% 8.2% i 35.0% 6.3% 6.6% 7.0% 7.8% 8.1% eferred a l P r 40.0% 6.2% 6.5% 6.9% 7.7% 8.0% nd apit 44.3% 6.2% 6.5% 6.9% 7.6% 7.9% C 50.0% 6.2% 6.4% 6.8% 7.6% 7.8% a l t ta 55.0% 6.1% 6.4% 6.8% 7.5% 7.8% b De T o 60.0% 6.1% 6.3% 6.7% 7.4% 7.7% 1. Source: Predicted raw betas from FactSet; Adjusted Equity Beta calculated as: (0.67) × Raw Beta + (0.33) × 1.0 2. Unlevered Beta calculated as: Adjusted Equity Beta × (E/(E + D × (1-T)); Assumes corporate tax rate of 29.6% for MLPs, 37.0% for C-Corps 3. 20-year Treasury as of October 11, 2019 4. Source: Duff & Phelps 5. Decile: Mid Cap (5) with equity value range of $2,996.0 million to $4,503.5 million 6. Equity Cost of Capital calculated as: Risk-free rate + (Levered Equity Beta × Market Risk Premium) + Small Company Risk Premium 7. Based on yield-to-worst of TGE notes due 2028 extrapolated to 20 years utilizing 10-year and 20-year U.S. Treasury Bonds 8. Assumes 37.0% effective tax rate 95

Preliminary Draft – Subject to Change Weighted Average Cost of Capital Weighted Average Cost of Capital Analysis – Terminals ($ in millions, except per unit amounts) Unit Price Market Equity Total Debt and Total Debt / Adjusted Unlevered Partnership 10/11/19 Value Preferred 1 2 Equity Total Capitalization Beta Beta Global Partners LP $19.87 $680.0 $1,626.7 70.5% 0.84 0.31 Sprague Resources LP 17.20 391.0 564.3 59.1% 0.96 0.48 USD Partners LP 9.72 262.9 213.2 44.8% 0.58 0.37 CAPM Mean 58.1% 0.79 0.39 Median 59.1% 0.84 0.37 Tallgrass Energy, LP $19.42 $5,463.5 $3,437.5 38.6% 0.82 0.59 Risk-free Rate 3 2.0% Unlevered Beta 0.37 Debt and Preferred / Total Capitalization 59.1% Adjusted Levered Equity Beta 0.70 Supply-Side MRP (6.1%) WACC Sensitivites Supply-Side MRP Historical MRP Unlevered Beta 4 WACC Market Risk Premium 6.1% 6.9%/ 0.30 0.35 0.37 0.45 0.50 Small Company Risk Premium 5 2.5% 45.0% 5.8% 6.0% 6.1% 6.6% 6.8% Equity Cost of Capital 6 8.8% 9.4% 50.0% 5.7% 6.0% 6.1% 6.5% 6.7% 7 Preferred 55.0% 5.7% 5.9% 6.0% 6.4% 6.6% Pre-Tax Cost of Debt 6.3% 59.1% 5.6% 5.9% 5.9% 6.3% 6.6% After-Tax Cost of Debt 8 4.0% nd Capitalization al 65.0% 5.5% 5.8% 5.9% 6.2% 6.5% t Tota 70.0% 5.5% 5.7% 5.8% 6.2% 6.4% WACC 5.9% 6.2% Deb 75.0% 5.4% 5.6% 5.7% 6.1% 6.3% Historical MRP (6.9%) WACC Sensitivites Unlevered Beta / 0.30 0.35 0.37 0.45 0.50 n zati o 45.0% 6.0% 6.3% 6.4% 6.8% 7.1% i 50.0% 5.9% 6.2% 6.3% 6.8% 7.0% eferred a l P r 55.0% 5.9% 6.1% 6.2% 6.7% 7.0% nd apit 59.1% 5.8% 6.1% 6.2% 6.6% 6.9% C 65.0% 5.7% 6.0% 6.1% 6.5% 6.8% a l t ta 70.0% 5.7% 5.9% 6.0% 6.4% 6.7% b De T o 75.0% 5.6% 5.8% 5.9% 6.3% 6.6% 1. Source: Predicted raw betas from FactSet; Adjusted Equity Beta calculated as: (0.67) × Raw Beta + (0.33) × 1.0 2. Unlevered Beta calculated as: Adjusted Equity Beta × (E/(E + D × (1-T)); Assumes corporate tax rate of 29.6% for MLPs, 37.0% for C-Corps 3. 20-year Treasury as of October 11, 2019 4. Source: Duff & Phelps 5. Decile: Micro Cap (9) with equity value range of $325.4 million to $727.8 million 6. Equity Cost of Capital calculated as: Risk-free rate + (Levered Equity Beta × Market Risk Premium) + Small Company Risk Premium 7. Based on yield-to-worst of TGE notes due 2028 extrapolated to 20 years utilizing 10-year and 20-year U.S. Treasury Bonds 8. Assumes 37.0% effective tax rate 96
Preliminary Draft – Subject to Change Weighted Average Cost of Capital Weighted Average Cost of Capital Analysis – Gathering and Processing ($ in millions, except per unit / share amounts) Unit/Share Price Market Equity Total Debt and Total Debt / Adjusted Unlevered Value Preferred Equity Total Capitalization Beta 1 2 Partnership/Corporation 10/11/19 Beta CNX Midstream Partners LP $13.40 $871.5 $602.9 40.9% 0.86 0.58 Crestwood Equity Partners LP 34.84 2,594.1 2,790.7 51.8% 0.77 0.44 DCP Midstream, LP 24.04 3,515.7 6,359.0 64.4% 1.03 0.45 Enable Midstream Partners, LP 10.90 4,742.6 4,926.0 50.9% 0.73 0.42 EnLink Midstream, LLC 7.53 3,705.4 5,900.8 61.4% 1.06 0.53 Hess Midstream Partners LP 20.62 1,149.4 -—-% 0.93 0.93 Noble Midstream Partners LP 24.19 963.3 870.0 47.5% 1.07 0.65 CAPM Oasis Midstream Partners LP 15.82 534.9 411.6 43.5% 0.80 0.52 Summit Midstream Partners, LP 4.40 370.5 1,959.4 84.1% 0.88 0.19 Targa Resources Corp. 39.46 9,185.5 7,210.0 44.0% 1.06 0.71 Western Midstream Partners, LP 23.61 10,695.5 7,497.8 41.2% 0.90 0.60 Mean 48.2% 0.92 0.55 Median 47.5% 0.90 0.53 Tallgrass Energy, LP $19.42 $5,463.5 $3,437.5 38.6% 0.82 0.59 Risk-free Rate 3 2.0% Supply-Side MRP (6.1%) WACC Sensitivites Unlevered Beta 0.53 Debt and Preferred / Total Capitalization 47.5% Unlevered Beta / 0.40 0.45 0.53 0.65 0.70 Adjusted Levered Equity Beta 0.83d ion 30.0% 6.5% 6.8% 7.2% 7.9% 8.2% t Supply-Side MRP Historical MRP 35.0% 6.4% 6.7% 7.1% 7.8% 8.1% WACC Market Risk Premium 4 6.1% 6.9% taliza 40.0% 6.4% 6.6% 7.0% 7.7% 7.9% Preferre i 5 47.5% 6.3% 6.5% 6.9% 7.5% 7.8% Small Company Risk Premium 2.5% Cap 6 and 50.0% 6.2% 6.5% 6.9% 7.5% 7.7% Equity Cost of Capital 9.6% 10.2% 55.0% 6.2% 6.4% 6.8% 7.4% 7.6% Pre-Tax Cost of Debt 7 6.3% Debt Total 60.0% 6.1% 6.3% 6.7% 7.3% 7.5% After-Tax Cost of Debt 8 4.0% Historical MRP (6.9%) WACC Sensitivites WACC 6.9% 7.2% Unlevered Beta / 0.40 0.45 0.53 0.65 0.70 30.0% 6.8% 7.1% 7.6% 8.3% 8.6% 35.0% 6.7% 7.0% 7.5% 8.2% 8.5% 1. Source: Predicted raw betas from FactSet; Adjusted Equity Beta calculated as: (0.67) × Raw Beta + (0.33) × 1.0 talization 40.0% 6.6% 6.9% 7.4% 8.1% 8.4% Preferred i 2. Unlevered Beta calculated as: Adjusted Equity Beta × (E/(E + D × (1-T)); Assumes corporate tax rate of 29.6% for MLPs, 37.0% for C-Corps Cap 47.5% 6.5% 6.8% 7.2% 7.9% 8.2% 3. 20-year Treasury as of October 11, 2019 and 50.0% 6.5% 6.8% 7.2% 7.9% 8.2% 4. Source: Duff & Phelps 55.0% 6.4% 6.7% 7.1% 7.8% 8.1% 5. Decile: Micro Cap (9) with equity value range of $325.4 million to $727.8 million Debt Total 60.0% 6.3% 6.6% 7.0% 7.7% 7.9% 6. Equity Cost of Capital calculated as: Risk-free rate + (Levered Equity Beta × Market Risk Premium) + Small Company Risk Premium 7. Based on yield-to-worst of TGE notes due 2028 extrapolated to 20 years utilizing 10-year and 20-year U.S. Treasury Bonds 8. Assumes 37.0% effective tax rate 97

Preliminary Draft – Subject to Change Weighted Average Cost of Capital Weighted Average Cost of Capital Analysis – Water Logistics ($ in millions, except per unit / share amounts) Unit/Share Price Market Equity Total Debt and Total Debt / Adjusted Unlevered 1 2 Partnership/Corporation 10/11/19 Value Preferred Equity Total Capitalization Beta Beta NGL Energy Partners LP $12.00 $1,515.9 $3,018.0 66.6% 1.09 0.45 Rattler Midstream LP 15.76 2,423.3 2.2 0.1% 0.82 0.82 Select Energy Services, Inc. 8.10 873.3 0.4 0.0% 1.29 1.29 CAPM Mean 22.2% 1.07 0.86 Median 0.1% 1.09 0.82 Tallgrass Energy, LP $19.42 $5,463.5 $3,437.5 38.6% 0.82 0.59 Risk-free Rate 3 2.0% Unlevered Beta 0.82 Debt and Preferred / Total Capitalization 0.1% Adjusted Levered Equity Beta 0.82 Supply-Side MRP (6.1%) WACC Sensitivites Supply-Side MRP Historical MRP Unlevered Beta 4 WACC Market Risk Premium 6.1% 6.9%/ 0.70 0.75 0.82 0.90 0.95 Small Company Risk Premium 5 1.8% 0.1% 8.1% 8.4% 8.9% 9.4% 9.7% Equity Cost of Capital 6 8.9% 9.5% 5.0% 8.1% 8.4% 8.8% 9.3% 9.6% 7 Preferred 10.0% 8.0% 8.3% 8.7% 9.2% 9.5% Pre-Tax Cost of Debt 6.3% 15.0% 7.9% 8.2% 8.6% 9.1% 9.4% After-Tax Cost of Debt 8 4.0% nd Capitalization al 20.0% 7.8% 8.1% 8.5% 9.0% 9.3% t Tota 25.0% 7.8% 8.0% 8.5% 8.9% 9.2% WACC 8.9% 9.5% Deb 30.0% 7.7% 8.0% 8.4% 8.8% 9.1% Historical MRP (6.9%) WACC Sensitivites Unlevered Beta / 0.70 0.75 0.82 0.90 0.95 n zati o 0.1% 8.7% 9.0% 9.5% 10.1% 10.4% i 5.0% 8.6% 8.9% 9.4% 9.9% 10.3% eferred a l P r 10.0% 8.5% 8.8% 9.3% 9.8% 10.2% nd apit 15.0% 8.4% 8.8% 9.2% 9.7% 10.1% C 20.0% 8.3% 8.7% 9.1% 9.6% 9.9% a l t ta 25.0% 8.3% 8.6% 9.0% 9.5% 9.8% b De T o 30.0% 8.2% 8.5% 8.9% 9.4% 9.7% 1. Source: Predicted raw betas from FactSet; Adjusted Equity Beta calculated as: (0.67) × Raw Beta + (0.33) × 1.0 2. Unlevered Beta calculated as: Adjusted Equity Beta × (E/(E + D × (1-T)); Assumes corporate tax rate of 29.6% for MLPs, 37.0% for C-Corps 3. 20-year Treasury as of October 11, 2019 4. Source: Duff & Phelps 5. Decile: Low Cap (8) with equity value range of $730.0 million to $1,292.2 million 6. Equity Cost of Capital calculated as: Risk-free rate + (Levered Equity Beta × Market Risk Premium) + Small Company Risk Premium 7. Based on yield-to-worst of TGE notes due 2028 extrapolated to 20 years utilizing 10-year and 20-year U.S. Treasury Bonds 8. Assumes 37.0% effective tax rate 98